SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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SUNTERRA CORPORATION

(Name of Registrant as Specified in its Charter)

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3865 West Cheyenne Avenue

North Las Vegas, Nevada 89032

(702) 804-8600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

The 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunterra Corporation (the “Company”) will be held at the Courtyard Las Vegas Summerlin located at 1901 North Rainbow Boulevard, Las Vegas, Nevada 89108, on Tuesday, June 15, 2004, at 10 a.m., local time. We are holding this meeting to:

1.	elect six directors of the Company;

2.	ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004;

3.	amend the Company’s charter to increase the number of authorized shares of common stock from 30,000,000 to 75,000,000;

4.	amend the Sunterra Corporation 2002 Stock Option Plan to increase the number of shares reserved for issuance under the plan from 2,012,821 to 3,000,000; and

5.	transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on May 7, 2004 are entitled to notice of and to vote at the Annual Meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our principal offices, 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032. If you would like to view the stockholder list, please call Investor Relations at 702-304-7005, to schedule an appointment.

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning a proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors

Frederick C. Bauman
Vice President,
General Counsel and Secretary

North Las Vegas, Nevada

May 14, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.

PROXY STATEMENT

We are furnishing this proxy statement and materials in connection with the solicitation by the board of directors of Sunterra Corporation of proxies to be voted at our annual meeting of stockholders to be held on Tuesday, June 15, 2004, at 10:00 a.m., local time, and any adjournments or postponements thereof.

You are cordially invited to attend the annual meeting, which will be held at the Courtyard Las Vegas Summerlin located at 1901 North Rainbow Boulevard, Las Vegas, Nevada 89108. The matters to be considered at our annual meeting are indicated in the accompanying meeting notice.

Our principal executive offices are located at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032. Our telephone number is (702) 804-8600. We also maintain an Internet web site at www.sunterra.com. The information contained on our web site is not deemed to be soliciting material and is not incorporated by reference in this proxy statement. Unless the context otherwise requires, throughout this proxy statement the words “Sunterra,” “we,” “us,” and “our” refer to Sunterra Corporation, a Maryland corporation, and its subsidiaries.

Our 2004 Annual Report on Form 10-K, this proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 14, 2004, to persons who were stockholders of record at the close of business on May 7, 2004, the record date for the annual meeting.

Voting Procedures

Stockholders may vote either by completing and returning the enclosed proxy card prior to the annual meeting, by voting in person at the annual meeting or by submitting a signed proxy card at the annual meeting. A proxy card is enclosed for your use. Even if you plan to attend the annual meeting, we encourage you to sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if mailed in the United States.

You may revoke your proxy at any time before it is actually voted at the annual meeting by delivering written notice of revocation to our Corporate Secretary at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, submitting a later dated proxy or attending the annual meeting and voting in person. Attendance at the annual meeting will not, by itself, constitute revocation of the proxy.

All shares entitled to vote and represented by properly completed proxies received prior to the annual meeting and not revoked will be voted at the meeting in accordance with your instructions. If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the election of the nominees for director named below and FOR the other proposals described below.

You may be represented by another person present at the annual meeting by executing a form of proxy designating such person to act on your behalf.

If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the annual meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. As of the mailing date of this proxy statement, we did not know of any matters that are to be presented at the annual meeting other than the proposals described below.

Record Date

The record date for the annual meeting is May 7, 2004. Stockholders of record as of the close of business on the record date will be entitled to notice of and to vote at the annual meeting.

Quorum and Voting Requirements

On the record date for the annual meeting, 18,565,399 shares of common stock were outstanding. Except as noted below, each outstanding share is entitled to one vote on all matters to be considered at the annual meeting.

Brokers holding shares of record for customers are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used in this proxy statement, “uninstructed shares” means shares held by a broker that has not received instructions from its customers on such matters where the broker has so notified us on the proxy card in accordance with industry practice or has otherwise advised us that it lacks voting authority. As used in this proxy statement, “broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.

The presence at the annual meeting, in person or by proxy relating to any matter to be acted upon at the annual meeting, of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the annual meeting. For purposes of the quorum, stockholders of record who are present at the annual meeting in person or by proxy and who abstain or withhold their votes will be considered stockholders who are present and entitled to vote and will be counted toward the quorum. Shares covered by broker non-votes will also be counted as being present at the annual meeting for quorum purposes

Our directors are elected by a plurality vote and the six nominees who receive the most votes will be elected at the annual meeting. Uninstructed shares are entitled to vote on this matter.

To be approved, the proposal to ratify the appointment of our independent public accountants must receive the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Uninstructed shares are entitled to vote on this matter. Abstentions will have the effect of negative votes on this matter.

To be approved, the proposal to amend our charter to increase the authorized shares of common stock must receive the affirmative vote of a majority of the shares of common stock outstanding on the record date. Uninstructed shares are entitled to vote on this matter. For purposes of this matter, abstentions will have the effect of negative votes.

To be approved, the proposal to amend the Sunterra Corporation 2002 Stock Option Plan must receive the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will not affect the outcome of the voting on this matter. Abstentions will have the effect of negative votes on this matter.

Recommendation of the Board

Our board of directors recommends that stockholders vote “FOR” each of the proposals described in this proxy statement.

Delivery of Proxy Statement and Annual Report

Under rules adopted by the Securities and Exchange Commission, or SEC, we are permitted to deliver a single copy of our proxy statement and annual report on Form 10-K to stockholders sharing the same address. This process, called householding, allows us to reduce the number of copies of these materials that we must print and mail.

We have implemented householding for all stockholders who share the same last name and address and, for shares held in “street name,” where the shares are held through the same nominee (e.g., all accounts are at the same brokerage firm), so that they are receiving only one copy of our proxy statement and annual report on Form 10-K per address. If you would like to receive a separate copy of this year’s proxy statement and annual report on Form 10-K, please write to us c/o Mellon Shareholder Services, PO Box 3315, South Hackensack, New Jersey 07606 or call us at 1-877-637-6300. If you consent to householding, your election will remain in effect until you revoke it. If you revoke your consent, you will be sent separate copies of documents mailed at least 30 days after receipt of your revocation. If you are currently receiving more than one copy of these materials and would like to receive only one copy, you may contact us at the address or number above.

Cost of Proxy Distribution and Solicitation

We will pay the expenses of the preparation of the proxy materials and the solicitation of proxies by our board of directors. Proxies may be solicited on our behalf in person or by telephone, e-mail, facsimile or other electronic means by our directors, officers or employees, who will receive no additional compensation for soliciting, or also by employees or agents of Mellon Shareholder Services, who will receive compensation from us for their services. In accordance with the regulations of the SEC, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Inspectors of Election

Votes cast at the annual meeting will be tabulated by the persons we appoint to act as inspectors of election for the annual meeting.

CORPORATE GOVERNANCE

Pursuant to our charter and bylaws, our business, property and affairs are managed by or under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with senior management, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees. The number of directors comprising our full board of directors is currently fixed at six.

Director Independence

The board of directors has determined that all of our directors, other than Mr. Benson and Mr. Weissenborn, are “independent” for purposes of Rule 4200 of the listing standards of the Nasdaq Stock Market and, therefore, that a majority of our board of directors is independent as so defined. The board of directors based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the individual directors.

The foregoing independence determination also included the conclusion of our board of directors that each of the members of our audit and compliance committee (hereafter referred to as “audit committee”) is independent for purposes of audit committee membership under Rule 4350(d) of the Nasdaq listing standards, which includes the independence requirements of Rule 4200 and additional independence requirements under SEC Rule 10A-3(b).

Board Committees

The board of directors has three standing committees:

•	The audit committee, the members of which are James H. Dickerson, Jr. (Chair), Olof S. Nelson, and Charles F. Willes;

•	The compensation committee, the members of which are Charles F. Willes (Chair), David Gubbay and James H. Dickerson, Jr.;

•	The governance and nominating committee, the members of which are Olof S. Nelson (Chair), Charles F. Willes and David Gubbay.

Audit Committee. The primary purpose of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of our financial statements;

•	our compliance with various legal and regulatory requirements pertaining to preparation and reporting of financial information;

•	the selection and retention of our independent accountants, including a determination of qualifications and independence;

•	the evaluation of the performance of our internal audit function and independent accountants;

•	the annual and quarterly financial information to be provided to stockholders and the SEC; and

•	various communications with the SEC and other public communications pertaining to financial information.

In addition, the audit committee provides a point of contact for communication between our independent accountants, financial management and board of directors. The audit committee’s responsibility is principally one of oversight, recognizing that our management is responsible for preparing our financial statements and that our independent accountants are responsible for auditing those financial statements. Our independent accountants are ultimately accountable to our audit committee and board of directors for their audit of our financial statements.

The board of directors has determined that we have at least one “audit committee financial expert,” Mr. Willes, serving on our audit committee. Mr. Willes is considered independent as that term is defined in Item 401(h) of Regulation S-K and “independent” as defined by Section 10A(m)3 of the Exchange Act.

The audit committee has adopted a written pre-approval policy with respect to audit and permitted non-audit services provided by our independent accountants. The audit committee pre-approves all audit and non-audit services provided by our independent accountants to us and our subsidiaries and also approves all audit and non-audit engagement fees and terms with our independent accountants. In connection with the audit committee’s approval of non-audit services, the audit committee considers whether our independent accountant’s performance of any non-audit services is compatible with maintaining our accountant’s independence.

The audit committee has adopted a written charter. A copy of the audit committee charter is included as Appendix A to this proxy statement.

Compensation Committee. The compensation committee determines compensation for our senior executive officers and administers our stock option and other incentive compensation plans. A copy of the compensation committee charter is included as Appendix B to this proxy statement.

Governance and Nominating Committee. The primary purposes of the governance and nominating committee are to select the individuals qualified to serve on our board of directors for election by our stockholders at each annual meeting of stockholders, fill vacancies on the board of directors, and develop, assess and recommend to the board of directors corporate governance policies.

The governance and nominating committee identifies, evaluates and recommends prospective directors to our board of directors with the goal of creating a balance of knowledge, experience and diversity on our board of directors. Prospective director nominees are evaluated in the context of the current composition of our board of directors, our business plans and strategies and the long-term interests of our stockholders. In conducting this assessment, the nominating and governance committee considers diversity, age, skills and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capability on our board of directors. The nominating and governance committee does not currently have a formal policy with respect to the overall structure or composition of the board or specific minimum qualifications that must be met by director nominees. Director nominations may also be submitted to the governance and nominating committee by stockholders in accordance with the nomination procedures set forth in our bylaws and the applicable rules of the SEC. See “Stockholder Proposals for 2005 Annual Meeting.”

Mr. Nelson, who will be standing for election for the first time at the annual meeting, was identified and recommended as a director nominee by former director Bradford Whitmore. Mr. Weissenborn, who will be standing for election for the first time at the annual meeting, was identified and recommended as a director nominee by our Chief Executive Officer, Mr. Benson. Mr. Dickerson, who will be standing for election for the first time at the annual meeting, was identified and recommended as a director nominee by Mr. Frederick C. Bauman, our General Counsel. We did not pay any fees to third parties to assist the governance and nominating committee in identifying or evaluating prospective director nominees.

A copy of the governance and nominating committee charter is included as Appendix C to this proxy statement.

Executive Sessions

The Nasdaq listing standards require that we implement regularly scheduled executive sessions at which only independent directors attend and participate. Mr. Gubbay, our non executive chairman, is the “lead” independent director for purposes of scheduling and setting the agenda for the executive sessions of the independent directors. It is presently contemplated that these executive sessions will occur at least twice during the fiscal year ending December 31, 2004, in conjunction with regularly scheduled board meetings, in addition to the separate meeting of the standing committees of the board of directors.

Stockholder Communications with Directors

Sunterra stockholders who want to communicate with the Board or any individual Director can write to:

Sunterra Corporation

Board Administration

3865 W. Cheyenne Ave.

North Las Vegas, NV 89032

Your letter should indicate that you are a Sunterra stockholder. Depending on the subject matter, management will:

•	Forward the communication to the Director or Directors to whom it is addressed;

•	Attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, these communications are made available to the Directors on request.

Code of Ethics

Our board of directors has adopted a Code of Ethics, applicable to all Sunterra directors, officers and employees, that meets the definition of a code of ethics set forth in the Nasdaq listing standards and the applicable rules of the SEC. Our Code of Ethics contains provisions that constitute a code of ethics specifically applicable to our Chief Executive Officer, Chief Financial Officer and other members of our finance department based on their special role in promoting fair and timely public reporting of financial and business information about our company. To the extent permitted by the Nasdaq listing standards, we intend to disclose on our website any amendments or waivers of our Code of Ethics involving our directors or executive officers. A copy of our Code of Ethics is included as Appendix D to this proxy statement.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Director Nominees

The number of directors comprising our full board of directors is currently fixed at six. All of our directors currently stand for election each year at our annual meeting. Except as otherwise provided under applicable law, directors elected at this year’s annual meeting will hold office until the next annual meeting and until their successors are duly elected and qualified.

Our board of directors, based on the recommendation of the nominating and governance committee, has nominated the following individuals for election at the annual meeting. In the event any of the nominees should become unavailable for election, the board may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

Name	Age	Director Since	Board Committees	Background
Nicholas J. Benson	42	July 2002	—	Mr. Benson has served as President and Chief Executive Officer of Sunterra since November 2001. Mr. Benson was the Chief Executive Officer of Sunterra Europe from January 2000 until assuming his current position. He served as the Chief Operating Officer of Sunterra Europe from June 1997 until January 2000. Prior to joining Sunterra, Mr. Benson was a solicitor with the London law firm Rowe & Maw, where he specialized in aviation and leisure industry law. Prior to joining Rowe & Maw, Mr. Benson served as a British Army officer for ten years.

David Gubbay	51	July 2002	Compensation, Governance and Nominating	Mr. Gubbay serves as Chairman of the Board of Directors. Mr. Gubbay is a general partner of Falconhead Capital Partners, a private equity investment firm. Beginning in 1997, Mr. Gubbay led the corporate development and mergers and acquisitions of Fortis Inc. In 1999, he joined Norwegian Cruise Lines as Executive Vice President, Operations. Beginning in 2000, Mr. Gubbay acquired and operated Digital Seas International Inc., an internet-services provider serving the maritime and cruise industry, which was sold to Maritime Telecommunications Networks, Inc. in December 2000. In 2001, he became Executive Vice President, Corporate and Strategic Business Development of Conseco Inc. In 2002, he became a general partner of Falconhead Capital Partners, L.L.C.

Name	Age	Director Since	Board Committees	Background
Olof S. Nelson	57	May 2004	Governance and Nominating (Chair), Audit	Mr. Nelson is a Senior Advisor to Richard C. Breeden & Co., which provides financial advisory, corporate governance and regulatory consulting services. From February 2000 to April 2004, he was a Managing Director and Senior Marketing Advisor of The Citigroup Private Bank. Prior to working with Citigroup, Mr. Nelson was President of Bankers Trust Company Connecticut Ltd (BTCC) from January 1997 through January 2002. Prior to BTCC, Mr. Nelson was the founding President, Chairman, and CEO of Consolidated Hydro, Inc., an independent, owner/operator of hydroelectric power in North America.

James H. Dickerson, Jr.	57	April 2004	Audit (Chair), Compensation	Mr. Dickerson was the President and Chief Operating Officer of Caremark RX, Inc., a pharmacy benefit management organization from May 2000 until his retirement in July 2002. Previously, he was Executive Vice President and Chief Financial Officer of Caremark from May 1998 to May 2000. Prior to Caremark, he served as Senior Vice President and Chief Financial Officer of Aetna U.S. Healthcare. He currently serves on the Board of Directors of Laidlaw International Inc., and is a Trustee of Rider University.

James A. Weissenborn	47	April 2004	—	Mr. Weissenborn has served as the Managing Partner and President of Mackinac Partners since 1999. Mr. Weissenborn also served as a Vice President of Sunterra Financial Services from October 2001 to June 2003. During 1999, Mr. Weissenborn served as the Chief Financial Officer of Ilitch Holdings, Inc. From 1997 to 1999, he was the President and Chief Executive Officer of National Mortgage Corporation.

Charles F. Willes	49	July 2002	Compensation (Chair), Audit, Governance and Nominating	Mr. Willes is currently Managing Director of Inverness Partners Limited, an investment and merchant banking firm located in the Chicago area, a position he has held since January 2000. From December 1997 to January 2000, Mr. Willes was President and Chief Executive Officer of Hallcrest, Inc., a supplier of thermochromic liquid crystal applications and micro-encapsulation. Mr. Willes is a Certified Public Accountant.

Attendance at Board and Committee Meetings

Our board of directors met four times during the year ended December 31, 2003. During the year ended December 31, 2003, there were also five meetings of our audit committee and one meeting of our compensation committee. The governance and nominating committee, first constituted in 2004, did not hold any formal meetings in 2003. Each director attended at least 75% of the meetings of the board of directors and each committee of the board on which he served, except for Joseph Jacobs, a former director, who attended 50% of such meetings.

We encourage our directors to attend our annual meeting of stockholders, but we have not adopted a formal policy requiring this attendance. At our annual meeting held on June 10, 2003, none of the directors were in attendance save for Mr. Benson.

Compensation of Directors

Effective with the second quarter 2004, each of our directors is entitled to an annual retention fee of $30,000 in addition to a fee of $1,250 per in person meeting of the board of directors. An additional annual fee of $2,500 is paid to directors for each committee membership and an additional $1,000 for serving as the chairman of any committee. Each non-employee director is entitled to an annual grant of options to purchase 7,500 shares of our common stock at the market price of our common stock as of the date of grant. These options are granted quarterly during the course of each fiscal year and are immediately exercisable. Previously, the annual retention fee was $15,000, and the annual stock grants were 10,000 granted quarterly at the higher of the plan value ($15.25) or the stock price.

Compensation Committee Interlocks and Insider Participation

The compensation committee of our board of directors currently consists of Mr. Gubbay, Mr. Willes, and Mr. Dickerson, and during the last fiscal year also included former directors Bradford Whitmore and Joseph Jacobs. None of the members of the compensation committee is a current or former Sunterra officer or employee or was a party to any disclosable related party transaction involving Sunterra during our 2003 fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BOARD OF DIRECTOR’S NOMINEES.

MANAGEMENT

Executive Officers

The board of directors will elect our executive officers at its first meeting following the annual meeting. Our executive officers are as follows:

Name	Age	Position
Nicholas J. Benson	42	President and Chief Executive Officer
Steven E. West	43	Senior Vice President and Chief Financial Officer
Andrew Gennuso	49	Senior Vice President and Chief Executive Officer, Sunterra-USA division
David R. Harris	41	Managing Director, Sunterra Europe (Group Holdings) plc
Geoff Bruce	45	Financial Director, Sunterra Europe
Frederick C. Bauman	51	Vice President, General Counsel and Secretary

Biographical information regarding Mr. Benson is included above under “Election of Directors—Director Nominees.”

Steven E. West has served as Senior Vice President and Chief Financial Officer since September 2002. Prior to joining Sunterra, Mr. West was the Vice President of Finance for Coast Asset Management from 2000 to August 2002, where he was responsible for obtaining financing for a variety of business units as well as managing accounting and administrative operations and investor reporting for the company’s structured finance business and its municipal tax lien investment funds. From 1993 to 2000, Mr. West was the First Vice President of Corporate Finance for IndyMac Bank, Federal Savings Bank.

Andrew Gennuso has served as Senior Vice President and Chief Executive Officer, Sunterra-USA division, since October 2002. From May 2001 until October 2002, Mr. Gennuso served as our Senior Vice President and Chief Operating Officer. Previously, Mr. Gennuso served as Sunterra’s Regional Vice President of sales and marketing for the Western/Pacific Region. Prior to joining Sunterra, Mr. Gennuso served as Vice President of sales and marketing for Hilton Grand Vacation Club in Las Vegas, Nevada from 1995 to 1997.

David R. Harris joined Sunterra in February 2004 as Managing Director of Sunterra Europe Group Holdings plc, our European subsidiary. From December 2000 to December 2003, Mr. Harris was employed by MyTravel plc, a London Stock Exchange listed tour operator, where he had a number of positions, including managing director of their retail division and managing director of distribution. Prior to December 2000, Mr. Harris was managing director of United Cinemas International (UK & Ireland) Ltd.

Geoff Bruce has been with Sunterra Europe for the past seven years. Initially serving as Financial Controller, Mr. Bruce became Finance Director of Sunterra Europe in 1996. Mr. Bruce is a certified public accountant.

Frederick C. Bauman joined Sunterra in 2003 as Vice President, General Counsel and Secretary. Prior to joining Sunterra, Mr. Bauman was a partner specializing in securities and capital market transactions with Brown & Bain, a Phoenix-based law firm. Prior to joining Brown & Bain, Mr. Bauman was Vice President and Associate General Counsel with Finova Capital from May 1994 to March 2000.

Executive Compensation

The following table summarizes the compensation paid to our last three completed fiscal years to our Chief Executive Officer, our other four most highly compensated executive officers who were serving as executive officers as of December 31, 2003, and one former executive officer for whom disclosure would have been required but for the fact that she was no longer serving as an executive officer as of December 31, 2003.

		Annual Compensation(1)				Long-Term Compensation
						Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(2) ($)		Securities Underlying Options (#)	All Other Compensation ($)
Nicholas J. Benson President and Chief Executive Officer	2003 2002 2001	$454,721 450,000 308,000	400,000 111,282 252,000	50,664 457,651 191,885	(3) (4) (5)	512,812 — —	— —

Steven West(6) Chief Financial Officer	2003 2002 2001	274,654 70,769 —	138,000 — —	— — —		190,000 — —	— — —

Andrew Gennuso Senior Vice President and Chief Executive Officer—Sunterra USA Division	2003 2002 2001	350,000 350,000 215,385	175,000 98,438 157,208	— 375,000 —	(5)	180,000 — —	— — —

Geoff Bruce Financial Director—Sunterra Europe	2003 2002 2001	283,324 268,260 299,100	143,142 126,240 114,550	19,833 18,778 16,037	(7) (7) (7)	— — —	— — —

Frederick C. Bauman(8) General Counsel	2003 2002 2001	158,173 — —	53,750 — —	1,976 — —	(8)	70,000 — —	— — —

Paula Woodgate(9) Former Chief Executive Officer—Sunterra Europe	2003 2002 2001	243,507 262,999 —	67,466 128,213 —	46,392 22,092 —	(7) (7)	— — —	272,317 — —	(10)

(1)	All payments to employees of Sunterra Europe were made in British Pounds. The indicated amounts have been converted into U.S. dollars at the average exchange rate for the year ended December 31, 2003, and at the exchange rate in effect as of April 16, 2003 for 2002 and 2001 amounts.

(2)	In addition to the amounts listed in this column, Sunterra pays for each employee the premiums on a life insurance policy having a value equal to the employee’s then current annual salary. The premium on each insurance policy is equal to $0.145 per month for each $1,000 of coverage.

(3)	Represents a housing allowance of $50,664.

(4)	Represents a $417,078 bonus paid in connection with the completion of our bankruptcy proceedings in July 2002, and a housing allowance of $40,573.

(5)	Represents a retention bonus. With respect to Mr. Benson, includes a housing allowance of $5,685 and a retention bonus of $186,200.

(6)	Mr. West joined Sunterra in September 2002, and therefore did not receive any compensation in 2001.

(7)	Includes pension payments made on behalf of employees of Sunterra Europe, and for Ms. Woodgate, included a car allowance for 2003.

(8)	Mr. Bauman joined Sunterra in February 2003 and therefore did not receive compensation in 2002 or 2001.

(9)	Ms. Woodgate joined Sunterra in March 2002 and left the employ of Sunterra in September 2003, and therefore she did not receive any compensation in 2001.

(10)	With respect to Ms. Woodgate, includes a severance payment made to Ms. Woodgate upon leaving Sunterra in September 2003, and vacation pay to which she was entitled at that time.

Stock Option Grants and Related Matters.

During 2003, we granted executives and certain employees stock options under the Sunterra Corporation 2002 Stock Option Plan to acquire 1,395,312 shares of common stock at an exercise price of $15.25. These options have various vesting schedules, but will be 100% vested no later than four years from the date of employment with Sunterra.

The following table sets forth information regarding options granted to our Chief Executive Officer and other named executive officers during our last completed fiscal year,

OPTION GRANTS IN OUR LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value(1) ($)
Nicholas J. Benson	512,812	36.8	15.25	6/10/2013	2,313,643
Steven E. West	190,000	13.6	15.25	6/10/2013	857,204
Andrew Gennuso	180,000	12.9	15.25	9/26/2013	938,628
Geoff Bruce	—	—	—	—	—
Frederick C. Bauman	70,000	5.0	15.25	9/26/2013	315,312
Paula Woodgate	—	—	—	—	—

(1)	As permitted by the rules of the Securities and Exchange Commission, we have used the Black-Scholes option pricing model to estimate the grant date present value of the options set forth in this table. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of our common stock during the applicable period.

Each of the options shown in the table entitles the holder to purchase common stock and vests 25% on the first anniversary of the grant date and in equal monthly increments over a three-year period thereafter. We made the following assumptions when calculating the grant date present values: the option will be exercised after 5.0 years, volatility of 69%, no annual dividend and a risk-free rate of return of 2.46%.

Our Chief Executive Officer and other named executive officers did not exercise any stock options during our 2003 fiscal year. The following table sets forth information regarding the aggregate value as of December 31, 2003 of the unexercised stock options held by these individuals.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year-End Exercisable/Unexercisable (1)
Nicholas J. Benson	—	—	256,406/256,406	—/—
Steven E. West	—	—	48,141/141,859	—/—
Andrew Gennuso	—	—	56,571/123,429	—/—
Geoff Bruce	—	—	—/—	—/—
Frederick C. Bauman	—	—	22,472/47,528	—/—
Paula Woodgate (2)	—	—	—/—	—/—

(1)	As of December 31, 2003, the closing price of our common stock was $11.10 per share. Therefore, no outstanding options were in-the-money at the end of our last fiscal year.
(2)	Ms. Woodgate left the employment of Sunterra on September 2003.

Employee Benefit Plans

We sponsor a defined contribution 401(k) savings plan covering each of our U.S. employees satisfying certain minimum length of service requirements. We may make discretionary contributions to this plan subject to certain maximum contribution limitations. We did not incur any expenses under this plan for the years ended December 31, 2003, 2002 and 2001. We also sponsor customary group medical, dental and life insurance plans for our employees.

Employment Agreements

Nicholas J. Benson. On November 19, 2001, we entered into an amended and restated employment agreement with Nicholas J. Benson, our President and Chief Executive Officer. The term of the agreement is for three years following its effective date and, after the initial three-year term, the employment agreement will be automatically renewed for additional one year terms unless either party gives notice of its intent to cancel the automatic extension.

The annual salary payable under our employment agreement with Mr. Benson is $450,000. The employment agreement also provides for a cash bonus payment upon meeting performance goals established by our compensation committee, subject to a maximum bonus of $550,000 in any given calendar year. The employment agreement also requires us to grant Mr. Benson options to acquire 512,812 shares of our common stock under the Sunterra Corporation 2002 Stock Option Plan following the date the Plan is approved by our stockholders. These options were granted in 2003 and provide for an exercise price per share equal $15.25. These options were immediately exercisable with respect to 192,305 shares on the date of grant and the remaining options vest pro rata over the 30 months beginning June 30, 2003. The employment agreement also permits Mr. Benson to participate in all other employee benefit plans and programs made available generally to our employees, as well as reimbursement for relocation, tax preparation, automobile, director and officer liability insurance, certain living expenses and temporary housing expenses.

The employment agreement also provides for certain payments following a termination of employment of Mr. Benson in connection with a “change in control” of Sunterra. For this purpose, a change in control will be deemed to have occurred if any of the following events occur:

•	the sale of all or substantially all of our assets;

•	if more than 50% of the voting power of our outstanding common stock is held by a single beneficial owner;

•	if we undergo certain transactions requiring the approval of our stockholders;

•	if the composition of our board of directors is changed under certain circumstances; or

•	if our stockholders approve a plan of complete liquidation.

Upon the involuntary termination of the employment of Mr. Benson by us “without cause,” or upon the voluntary termination of employment by Mr. Benson for “good reason” following a change in control, we will generally be obligated to continue to pay him any unpaid salary, bonus or unreimbursed expenses through the date of termination, to continue to pay his salary for a period of 18 months after the date of the termination of his employment, and pay him an additional $225,000 over the same 18-month period. We are also obligated to continue to provide medical insurance and other benefits to Mr. Benson and his dependents for 12 months following termination.

Steven E. West. On September 5, 2002, we entered into an employment agreement with Steven E. West, our Senior Vice President and Chief Financial Officer. Mr. West’s employment may be terminated by us or Mr. West at any time.

The annual salary payable under our employment agreement with Mr. West is $230,000 and was increased to $375,000 effective January 1, 2004. The employment agreement provides that the salary of Mr. West may be reviewed annually by our Chief Executive Officer and may be increased from the foregoing amount. The employment agreement also provides for a bonus payment upon meeting certain performance goals, subject to a maximum bonus of $175,000 in any calendar year. The employment agreement also requires us to grant Mr. West options to acquire 190,000 shares of our common stock under the Sunterra Corporation 2002 Stock Option Plan. These options were granted in 2003 and provide for an exercise price per share equal to $15.25. These options were immediately exercisable with respect to 35,625 shares as of the date of grant and the remaining options are subject to a three-year vesting schedule beginning September 2003. The employment agreement also permits Mr. West to participate in all other employee benefit plans and programs made available generally to our employees. Pursuant to the employment agreement, Mr. West was also reimbursed for relocation and temporary housing expenses.

The employment agreement also provides for certain payments following a termination of employment of Mr. West in connection with a “change in control” of Sunterra. The definition of the term “change in control” in Mr. West’s employment agreement is substantially the same as that contained in Mr. Benson’s employment agreement summarized above. Upon the involuntary termination of the employment of Mr. West by us “without cause,” or upon the voluntary termination of employment by Mr. West for “good reason” following a change in control, we will generally be obligated to continue to pay him any unpaid salary, bonus or unreimbursed expenses through the date of termination and payment of his salary for 12 months after the date of the termination of his employment.

Andrew Gennuso. On May 21, 2001, we entered into an employment agreement with Andrew Gennuso, our Senior Vice President and Chief Executive Officer of our Sunterra – USA division. The term of the agreement is for one year following its effective date, and on each anniversary date of the effective date the employment agreement is automatically renewed for an additional year unless either party gives notice of its intent to cancel the automatic extension.

The annual salary payable under our employment agreement with Mr. Gennuso is $350,000. The employment agreement provides that the salary of Mr. Gennuso may be reviewed annually by our Chief Executive Officer and may be increased from the foregoing amount. The employment agreement also provides for three distinct bonuses upon meeting certain performance goals. The employment agreement also permits Mr. Gennuso to participate in all other employee benefit plans and programs made available generally to our employees, as well as reimbursement for relocation, temporary housing and automobile expenses.

The employment agreement provides that if Mr. Gennuso does not continue to be employed by Sunterra for any reason other than his death, disability or discharge without cause, we will generally be obligated to pay Mr. Gennuso any unpaid sums due to him under his salary, bonus plans, and unreimbursed expenses.

Geoff Bruce. In January 1998 we entered into an employment agreement with Geoff Bruce, our Financial Director in Europe. Mr. Bruce’s employment is terminable by us or Mr. Bruce at any time, provided proper notice is given.

The annual salary payable under our employment agreement with Mr. Bruce was initially £80,000, which salary has been increased over the years and was most recently increased to £180,000 effective January 1, 2004. The employment agreement also calls for a bonus payment, subject to a maximum bonus of 50% of Mr. Bruce’s salary.

Mr. Bruce is entitled to a company car, and we pay the costs for that car, including insurance, taxes, fuel, maintenance and repairs. The Company is also required to contribute 7% of Mr. Bruce’s gross salary to his personal pension plan.

Frederick C. Bauman. On January 26, 2003, we entered into an employment agreement with Frederick C. Bauman, our Vice President, General Counsel and Secretary. Mr. Bauman’s employment is terminable by us or Mr. Bauman at any time.

The annual salary payable under our employment agreement with Mr. Bauman is $175,000 and was increased to $250,000 effective January 1, 2004. The employment agreement also provides for a bonus payment, subject to a maximum bonus of 30% of Mr. Bauman’s salary. The employment agreement also requires us to grant Mr. Bauman options to acquire 70,000 shares of our common stock under the Sunterra Corporation 2002 Stock Option Plan. These options provide for an exercise price per share equal to $15.25 and are subject to a four-year vesting schedule. The employment agreement also permits Mr. Bauman to participate in all other employee benefit plans and programs made available generally to our employees, as well as reimbursement for relocation expenses.

The employment agreement also provides for certain payments following a termination of employment of Mr. Bauman in connection with a “change in control” of Sunterra. The definition of the term “change in control” in Mr. Bauman’s employment agreement is substantially the same as that contained in Mr. Benson’s employment agreement summarized above. Upon the involuntary termination of the employment of Mr. Bauman by us “without cause,” or upon the voluntary termination of employment by Mr. Bauman for “good reason” following a change in control, we will generally be obligated to continue to pay him any unpaid salary, bonus, or unreimbursed expenses through the date of termination, and continuance of his salary for six months after the date of the termination of his employment.

David R. Harris – In February 2004, we entered into an employment agreement with David R. Harris, our Managing Director in Europe. Mr. Harris’s employment is terminable by us or Mr. Harris at any time, provided proper notice is given.

The annual salary payable under our employment agreement with Mr. Harris is £200,000. The employment agreement also calls for a bonus payment, subject to a maximum bonus of £100,000 per year. Mr. Harris is also entitled to a car allowance equal to 9% of his annual salary.

The employment agreement also provides for certain payments following a termination of employment of Mr. Harris within six months of a “change in control” of Sunterra Europe (Group Holdings) plc. The definition of the term “change in control” in Mr. Harris’s employment agreement is substantially the same as that contained in Mr. Benson’s employment agreement summarized above. Upon the involuntary termination of the employment of Mr. Harris by us “without cause,” or upon the voluntary termination of employment by Mr. Harris for in good faith in response to the Company’s material breach or breaches of the agreement, we will generally be obligated to continue to pay him any unpaid salary, bonus, or unreimbursed expenses through the date of termination, and payment of an amount representing one year’s salary and all benefits (excluding bonus).

Securities Authorized for Issuance under Equity Compensation Plans

The Sunterra Corporation 2002 Stock Option Plan is our only equity compensation plan under which shares of our common stock are authorized for issuance. The Plan, which was established effective July 29, 2002, provides for the granting of stock options to purchase up to 2,012,821 shares of common stock to our directors, officers, employees, advisors and independent consultants. As of March 31, 2004, a total 1,820,312 options have been granted.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,820,312	$15.25	192,509
Equity compensation plans not approved by security holders	—	—	—
Total	1,820,312	$15.25	192,509

As described in Proposal No. 4 in this proxy statement, we are requesting that the stockholders approve an increase in the number of shares available under our 2002 Stock Option Plan to 3,000,000. A description of the Plan is provided under “Proposal No. 4—Approval of Increase in Shares Available for Issuance under the 2002 Stock Option Plan.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock file with the SEC initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.

To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2003, our directors, executive officers and greater than 10% beneficial owners complied during our last fiscal year with all applicable Section 16(a) filing requirements, except that each of our directors and executive officers who received option grants in 2003 was late in reporting those options on Form 4 and one Form 3 was filed late by Coral M. Hansen.

Limitation of Liability and Indemnification Matters

Article Eighth of our articles of incorporation provide that our directors and officers will not be liable to Sunterra or our stockholders for money damages. This provision is intended to limit the liability of our officers and directors to the fullest extent permitted under Maryland law.

Our articles of incorporation provide further that we will be obligated to indemnify our current and former directors and officers to the maximum extent permitted by Maryland law. This obligation to indemnify applies to directors and officers who also serve as employees, in their capacity as employees. Our board of directors may make further provision for indemnification of employees and agents to the extent permitted by Maryland law.

Section 4-218(c) of the Maryland General Corporation Law permits a Maryland corporation to indemnify any director made a party to a proceeding due to his or her service as a director of the corporation, unless:

•	the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty;

•	the director actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

We have purchased directors and officers liability insurance, which provides coverage against specified liabilities.

Certain Business Relationships

In October 2001, we entered into a contract with Westpac Resort Group LLC, which was then owned by our Senior Vice President and Chief Executive Officer of our Sunterra-USA division, Andrew Gennuso. Under this contract, Westpac arranges tours of vacation residences for potential Sunterra customers. We believe that the terms of this agreement were comparable to that of an arms-length transaction. We paid $1.7 million, $1.3 million and $0.1 million during fiscal 2003, 2002 and 2001, respectively, for services rendered by Westpac under this contract. We acquired Westpac during the fourth quarter of 2003 for a contingent purchase price that is dependent on the number of tours generated by Westpac during the 12-month period ending September 30, 2004. The maximum purchase price payable under this arrangement is $0.6 million.

Mr. Weissenborn has served as the Managing Partner and President of Mackinac Partners since 1999. Mackinac Partners was retained to perform consulting services to Sunterra during its bankruptcy and post-emergence period. While performing these services, Mr. Weissenborn also served as a Vice President of Sunterra Financial Services from October 2001 until he resigned from such position in May 2003. Mackinac Partners was paid approximately $1.2 million, $0.6 million, and $0 during the years ended December 31, 2003, 2002 and 2001, respectively, under this arrangement, which ended in second quarter of 2003. As such, Mr. Weissenborn is not currently considered to be an independent director. Also, during 2003 and 2002, Mr. Weissenborn provided services to Sunterra in the capacity of a subcontractor to Jay Alix & Associates, a professional services firm engaged by Sunterra.

COMPENSATION COMMITTEE REPORT

This report of the compensation committee of the board of directors discusses our executive compensation policies and the bases for the compensation paid to our chief executive officer during our last completed fiscal year.

Compensation Policy

Our policy with respect to executive compensation has been designed to compensate executive officers fairly and adequately in relation to their responsibilities, capabilities and contributions to Sunterra. The compensation committee considers it essential to our success that the compensation paid to executive officers remain competitive with similar or competitive companies in order to attract and retain the talented senior management necessary to achieve our business objectives.

Components of Compensation

The components of compensation paid for our last completed fiscal year to our executive officers consisted of base salary, cash bonuses and certain other benefits. In addition, we have granted stock options to certain named executives. We have employment agreements which provide for specified annual salaries with Nicholas J. Benson, our President and Chief Executive Officer, Steven E. West, our Senior Vice President and Chief Financial Officer, Andrew Gennuso, our Senior Vice President and Chief Executive Officer of our Sunterra— USA division, David R. Harris, our Managing Director—Sunterra Europe (Group Holdings) plc, and Frederick C. Bauman, our Vice President, General Counsel and Secretary, as well as other executives. These employment agreements are described under “Management—Employment Agreements.” The annual salaries provided in these employment agreements were determined based principally on the compensation levels for similar or competitive companies, including companies in the real estate and vacation industries, as well as the levels of responsibility and experience of the individual executive.

The other benefits provided to our executive officers consist of enhanced life and disability insurance coverage. Executive officers are also eligible for coverage under our general medical and life insurance programs and may participate in our defined contribution 401(k) savings plan (and similar pension savings programs for employees of Sunterra Europe) on the same terms as other employees.

We attempt to structure our compensation arrangements with senior management to meet the requirements for deductible compensation under Section 162(m) of the Internal Revenue Code. We reserve the flexibility to award compensation that is not deductible under Section 162(m) if we believe that this would be in the best interest of Sunterra and our stockholders.

Chief Executive Officer Compensation

During our 2003 fiscal year, our Chief Executive Officer, Nicholas J. Benson, received $454,721 in base salary and a bonus equal to $400,000, relating to his performance in 2003, pursuant to his employment agreement. We granted, pursuant to the terms of Mr. Benson’s employment agreement, Mr. Benson an option to purchase 512,812 shares of our common stock at an exercise price of $15.25. Of the total, 192,305 of these options vested immediately. The remaining 320,507 options vest pro rata over the thirty-month period following the date of grant. The terms of Mr. Benson’s employment agreement and stock option grant were determined based principally on compensation levels applicable to the chief executive officers of similar or competitive companies and secondarily on Mr. Benson’s prior contributions to Sunterra.

Members of the Compensation Committee

Charles F. Willes (Chair)

James H. Dickerson, Jr.

David Gubbay

AUDIT COMMITTEE REPORT

The audit committee of our board of directors has (i) reviewed and discussed our audited financial statements with management, (ii) discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as amended, (iii) received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as amended, and (iv) discussed with our independent accountants the accountants’ independence. Based on the review and discussions referred to above, the audit committee has recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

Members of the Audit Committee

James H. Dickerson, Jr. (Chair)

Olof S. Nelson

Charles F. Willes

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock to that of the NASDAQ Composite and the Dow Jones US Leisure Group Index from January 2, 2003 through December 31, 2003. Note that our new common stock was not traded prior to January 2, 2003, and as such, no information is shown for 2002. Our stock traded on the over-the-counter bulletin board system until January 6, 2004 when it began trading on the Nasdaq National Market. The graph assumes that a $100 investment was made in our common stock and each of the indices at the earliest date shown, and dividends, if any, were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

	02-Jan-03	31-Mar-03	30-June-03	30-Sep-03	31-Dec-03
Sunterra Corporation	$100.00	$91.67	$147.50	$183.33	$185.00
NASDAQ Composite	$100.00	$99.57	$120.48	$132.67	$148.74
Dow Jones US Leisure Group Index	$100.00	$97.90	$115.61	$124.38	$138.76

The Report of the Compensation Committee on Executive Compensation, the Audit Committee Report and the Stock Performance Graph are not deemed to be soliciting material or to be filed with the SEC under the Securities Act or Securities Exchange Act, or incorporated by reference in any document so filed.

PROPOSAL NO. 2:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of Appointment

Our board of directors, upon recommendation of its audit committee, has appointed Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004. This appointment is being submitted to the stockholders for ratification at the annual meeting. A representative of Grant Thornton LLP is expected to be present at the annual meeting and will be given an opportunity to make a statement and answer appropriate questions. If the appointment is not ratified, the board of directors will reconsider the appointment, although the board of directors will not be required to appoint different independent accountants.

Fees Paid to Independent Accountants

Grant Thornton LLP has served as our independent accountants since November 25, 2002. During our 2002 and 2003 fiscal year, we paid Grant Thornton LLP the following fees:

	2003	2002
Audit Fees	$792,000	$1,131,000
Audit-Related Fees	120,000	220,000
Tax Fees	—	—
All Other Fees	131,000	9,000

The audit fees paid to Grant Thornton LLP were for the audits of our 2002 and 2003 financial statements. Other audit related fees were for the reviews of our financial statements included in our quarterly reports on Form 10-Q during fiscal year 2003, an audit of our internal exchange club required by the State of Florida, and technical accounting research related to fresh start accounting. All other fees are related to travel expenses and the filing of Forms S-1, S-3, and S-8.

Deloitte & Touche LLP served as our independent accountants until November 19, 2002. During 2002, we paid Deloitte & Touche LLP the following fees:

2002
Audit Fees	$3,375,000
Audit-Related Fees	403,000
Tax Fees	952,000
All Other Fees	157,000

The audit fees paid to Deloitte & Touche LLP were for the audits of our 2000 and 2001 financial statements, and for reviews of our financial statements included in our quarterly reports on Form 10-Q during fiscal year 2002. Other audit related fees were for assistance with our employee benefit plan compliance filings, evaluation of our control structure and internal control, technical accounting research and various related meetings and conferences. The tax fees paid to Deloitte & Touche LLP related to federal, state, local and international tax compliance services, bankruptcy tax consulting and assistance with various taxing authorities’ audits. All other fees related to charges for travel and preparation of fee applications required by the Bankruptcy Court in connection with our bankruptcy proceedings.

Our audit committee approved all of the services described above by our independent accountants during our 2002 and 2003 fiscal year.

Changes in Certifying Accountants

Deloitte & Touche LLP (“Deloitte”), the independent accounting firm that audited our consolidated financial statements for the years ended December 31, 2001 and December 31, 2000, was dismissed by us effective as of November 19, 2002. This action was approved by the audit committee of our board of directors.

Deloitte’s report on our consolidated financial statements for the last two fiscal years preceding their dismissal did not contain an adverse opinion, or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as discussed in the following sentence. Deloitte’s report included explanatory paragraphs with respect to the fact that the consolidated financial statements do not purport to reflect or provide for the consequences of our filing for reorganization under Chapter 11 of the United States Bankruptcy Code, uncertainty concerning certain conditions that raised substantial doubt about our ability to continue as a going concern, the omission of selected quarterly financial data, specified by Item 302(a) of Regulation S-K, that the SEC requires as supplementary information, and the change in our method of accounting for developer paid owners’ association fees and property taxes during the developer guarantee and subsidy periods of real estate project developments.

During the last two fiscal years and the subsequent interim period preceding the dismissal of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On November 25, 2002, we engaged Grant Thornton LLP to audit our consolidated financial statements for the year ended December 31, 2002. This engagement was approved by the audit committee of our board of directors. Grant Thornton was not consulted by us (or by anyone on our behalf) regarding any matter described in Item 304(a)(2) of Regulation S-K during our two most recent fiscal years or any subsequent interim period preceding our engagement of Grant Thornton.

Deloitte and Grant Thornton have each reviewed the disclosures contained in this section and have each declined the opportunity to include a statement with respect to any disclosures they believe are incorrect or incomplete.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL NO. 3:

APPROVAL OF AMENDMENT THE COMPANY’S CHARTER

Our authorized capital stock consists of 30,000,000 shares of common stock, $0.01 par value per share. As of the record date for the annual meeting we had 18,565,399 shares of common stock outstanding, outstanding warrants to purchase an aggregate of 1,790,148 shares of common stock, a total of 2,012,821 shares were reserved for issuance under our stock option plan, and 5,937,500 shares were reserved for issuance upon conversion of our outstanding 3 3/4 Senior Subordinated Convertible Notes. We expect that an additional 1,434,601 shares of our common stock will be issued to certain of our creditors upon completion of the bankruptcy claims process.

Common Stock

Holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, and do not have cumulative voting rights. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of common stock are entitled to receive ratably such dividends, if any, as declared by our board of directors out of funds legally available for dividend payments. All outstanding shares of common stock are fully paid and nonassessable, and the holders of common stock have no preferences or rights of conversion, exchange or pre-emption. In the event of any liquidation, dissolution or

—winding-up of our affairs, holders of common stock will be entitled to share ratably in our assets that are remaining after payment or provision for payment of all of our debts and obligations and after liquidation payments to holders of outstanding shares of preferred stock, if any.

Maryland Law and Certain Charter and Bylaw Provisions

The provisions of Maryland law and of our articles of incorporation and bylaws discussed below could discourage or make it more difficult to accomplish a proxy contest or other change in our management or the acquisition of control by a holder of a substantial amount of our voting stock. It is possible that these provisions could make it more difficult to accomplish, or could deter, transactions that stockholders may otherwise consider to be in their best interests or the best interests of Sunterra.

Maryland Law Considerations. Assuming there are more than 100 beneficial owners of our outstanding stock, we are subject to the control share provisions of Sections 3-701 to 3-705 of the Maryland Control Share Acquisition Act. In general, the Maryland Control Share Acquisition Act restricts the voting rights of our stock to the extent a person acquires voting rights in excess of 10% of all the voting power of our stock, unless the voting rights are approved in a prescribed manner or another prescribed exception applies.

Special Meetings of Stockholders. Under our bylaws, special meetings of the stockholders may be called only by any two members of our board of directors, our chairman or president, or upon the written request of the holders of at least 20% of all the votes entitled to be cast at the meeting.

Advance Notice Provisions. For business to be brought properly before an annual meeting of our stockholders, a stockholder must give notice to our secretary not later than 90 days prior to the anniversary date of the preceeding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary of the previous year’s annual meeting, notice must be delivered to our secretary not later than the 90th day prior to the annual meeting or the 10th day following the public announcement of the meeting.

In the event a special meeting of stockholders is called for the purpose of electing directors, a stockholder may nominate a director by giving notice to our secretary not later than 90 days prior to the special meeting or 10 days following the public announcement of the special meeting.

SUMMARY OF THE AMENDMENT

The board of directors has determined that our charter should be amended to increase the number of authorized shares of our common stock from 30,000,000 to 75,000,000. Specifically, Article fifth of the substitute provisions of our charter will be amended as set forth in Appendix F, which is located at the end of this document. The other provisions of our charter will remain unchanged. If this proposed amendment is approved, 45,000,000 additional shares of our common stock will be available for future issuance or sale without further stockholder approval. However, stockholder approval of particular transactions may be required by law or by the rules or policies of the Nasdaq Stock Market or any other exchange or market upon which shares of our common stock may be traded or quoted in the future.

Purpose and Effect of the Amendment

Upon approval of this proposed amendment by our stockholders, 45,000,000 additional shares of our common stock would be authorized but unissued and unreserved. The board of directors believes that it is in the best interest of Sunterra and its stockholders to have additional shares of our common stock available for various general corporate purposes, including financing transactions, stock splits, stock dividends, benefit plans or acquisitions. The board of directors believes that the additional authorized common stock would give us greater flexibility by allowing us to issue shares of our common stock without the expense and delay of a stockholders meeting to authorize additional shares if and when the need arises.

We currently have no specific plans for the issuance of additional shares of common stock. We have determined, however, that securing stockholder approval of 45,000,000 additional authorized shares of our common stock would be appropriate in order to provide us with the flexibility to consider possible actions that might require the future issuance of additional shares of our common stock.

If the board of directors deems it to be in the best interest of Sunterra and our stockholders to issue additional shares of common stock in the future, the board of directors generally will not seek further authorization by vote of our stockholders, unless such authorization is otherwise required by law or securities exchange listing requirements.

The issuance of the additional shares of our common stock may have a dilutive effect on our earnings per share and, for stockholders that do not purchase additional shares to maintain their pro rata interest in Sunterra, on their percentage of voting power. In addition, the issuance of additional shares of our common stock authorized by this proposed amendment could have an anti-takeover effect. For example, the issuance of the additional shares of our common stock could discourage a potential acquiror by increasing the number of shares of our common stock necessary to gain control of Sunterra, permitting us, through the public or private issuance of shares of our common stock, to dilute the stock ownership of the potential acquiror, or permitting us to privately place shares of our common stock with purchasers who would side with our board of directors in opposing a takeover bid.

Furthermore, under our charter and bylaws and as permitted by the Maryland General Corporation Law, our board of directors has the right, without stockholder approval, to reclassify any unissued shares of our common stock as shares of preferred stock and to fix the preferences, conversion or other rights, voting power, restrictions, qualifications, dividends and other terms of conditions of redemption of those shares. The additional shares of common stock to be authorized by this proposed amendment could have an antitakeover effect of allowing the board of directors to convert such shares of common stock into preferred stock having rights and preferences superior to those of the common stock. Shares of preferred stock authorized in this manner could also be issued in connection with the adoption of a shareholder rights plan.

This proposed amendment is not being recommended in response to any specific effort of which our management is aware to accumulate shares or obtain control of Sunterra or for a specific purpose other than general corporate purposes.

Effective Date

If this proposed amendment is approved by our stockholders, then the amendment to our charter will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Maryland, which will occur as soon as practicable following the approval of this proposed amendment by our stockholders. Our stockholders have no dissenters’ rights with respect to this proposed amendment and will have no preemptive rights in connection with the issuance of any new shares of our common stock.

PROPOSAL NO. 4:

AMENDMENT OF THE SUNTERRA

2002 STOCK OPTION PLAN

The board of directors has approved, and is submitting for stockholder approval, an amendment to the Sunterra Corporation 2002 Stock Option Plan (the “Plan”) that would increase the number of shares of our common stock received for issuance under the Plan by 987,179 shares from 2,012,821 to 3,000,000. A copy of the Plan, as proposed, is attached as Appendix F to this proxy statement.

Currently, the Plan authorizes the issuance of 2,012,821 shares of Common Stock. Of the 2,012,821 shares of common stock that have previously been authorized for issuance under the Plan, 192,509 shares remained available for issuance as of March 31, 2004. We believe that awards under the Plan promote our operating performance and growth potential by encouraging employees to acquire our equity, thereby aligning the employees long-term interests with ours. We intend to continue our policy of awarding stock options under the Plan for the foreseeable future. The board of directors believes that an increase in the number of shares of common stock available under the Plan is necessary in order to provide us with a sufficient number of shares of common stock to continue to attract and retain highly-skilled employees.

General Description of the Plan

The purpose of the Plan is to improve the performance, encourage the continued employment and increase the proprietary interest of our directors, officers, employees, advisors and independent consultants participating in the Plan. The Plan is designed to grant such persons the opportunity to share in our long-term success through stock ownership and to afford them the opportunity for additional compensation related to increases in the value of our common stock. Options granted under the Plan may be either nonqualified stock options or incentive stock options.

Administration

The Plan is administered by a committee appointed by our board of directors. Unless otherwise determined by the board of directors each member of the committee is required to be a “nonemployee director” within the meaning of the rules adopted under Section 16(b) of the Securities Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Plan is currently administered by the compensation committee of our board of directors. The compensation committee has broad discretion to administer the Plan and stock options granted under the Plan.

Eligibility

Nonqualified stock options may be granted under the Plan to directors, officers, employees, advisors and independent consultants of Sunterra and our subsidiary companies. Incentive stock options may be granted only to our employees and to employees of our subsidiary companies. The compensation committee, in its discretion, selects our directors, officers, employees, advisors and independent consultants to whom options may be granted, the time or times at which such options are granted and the exercise price and number of shares subject to each grant.

Limitations

Section 162(m) of the Internal Revenue Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year, options to purchase more than 750,000 shares of our common stock. This limitation is not applicable until the date required under Section 162(m) of the Internal Revenue Code and the related rules and regulations.

Terms and Conditions of Options

Each option granted under the Plan is evidenced by a stock option agreement between us and the recipient and is subject to the following terms and conditions:

Exercise Price. The compensation committee determines the exercise price of options at the time the options are granted. The exercise price of incentive stock options may not be less than 100% of the fair market value of our common stock on the date such option is granted. The exercise price of an option granted to a 10% or greater stockholder may not be less than 110% of the fair market value on the date such option is granted. While our common stock is quoted on a national securities exchange or the Nasdaq Stock Market, the fair market value of our common stock is generally determined with reference to the public trading prices for our common stock on the date the option is granted. If our common stock were not so quoted at any time, the fair market value of our stock may be determined in good faith by our board of directors or compensation committee.

Exercise of Options and Form of Payment. The compensation committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by certified or bank cashier’s check, surrender of other shares of our common stock (with some restrictions), cashless exercise or any other means approved by the compensation committee.

Term of Options. The term of an option may be no more than 10 years from the date of grant, except that in the case of an incentive stock option granted to a 10% or greater stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment or Service. If an option recipient’s employment or service relationship with us terminates for any reason other than death, disability or termination for cause, then, unless the compensation committee provides otherwise, the recipient may generally exercise the option within three months of such termination to the extent that the option is vested on the date of termination. If an option recipient’s employment or service relationship with us terminates due to the recipient’s death or disability, then, unless the compensation committee provides otherwise, the recipient or the recipient’s personal representative, estate or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within one year from the date of such termination. If an option recipient’s employment or service relationship is terminated by us for cause, all options held by the recipient expire as of the date of termination.

Nontransferability of Options. Unless otherwise determined by the compensation committee, options granted under the Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the option recipient’s lifetime only by the recipient.

Adjustments Upon Changes in Capitalization and Corporate Events. Upon the occurrence of any stock split or other subdivision or consolidation of shares of our common stock, capital adjustment or payment of a stock dividend or extraordinary dividend payable in a form other than shares of common stock or other change in our corporate structure affecting our common stock, the compensation committee may in its sole discretion adjust the number and class of shares that may be delivered under the Plan or the number, class and price of shares covered by each outstanding option.

In connection with our merger with or into another corporation or the occurrence of any other “corporate event” as defined in the Plan, all outstanding options and shares acquired upon the exercise of options are subject to the documentation effecting the corporate event. Such documentation may, but is not required to, provide that:

•	each option holder, at the time of such corporate event, will be entitled to receive stock or the same amount of securities, cash or other property as the holder would have been entitled to receive upon the occurrence of the corporate event if the holder had been, immediately prior to such event, the holder of the number of shares of common stock covered by the holder’s option;

•	if we are not the ultimate surviving parent corporation in such corporate event, we will require the successor corporation or its parent to assume all outstanding options issued under the Plan;

•	or the compensation committee, in its discretion and in lieu of requiring any successor entity to assume the outstanding options issued under the Plan, may determine whether all outstanding vested or unvested options will terminate in connection with such corporate event and that the holders of such options will receive equitable consideration with respect to their options determined on the basis of the securities, cash or other property that would have been received upon the exercise of such options, less the applicable exercise price of such options.

Other Provisions. Stock option agreements may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the compensation committee.

Amendment and Termination of the Plan

Our board of directors may amend, alter, suspend or terminate the Plan at any time and for any reason. We will obtain stockholder approval for any amendment to the Plan, however, to the extent necessary and desirable to comply with applicable law. No such action by the board of directors or stockholders may alter or impair any option previously granted under the Plan without the written consent of the option holder.

Federal Income Tax Consequences

Incentive Stock Options. A recipient who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the recipient to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the option holder recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the option holder is also our director, officer or 10% or greater stockholder. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the option holder.

Nonqualified Stock Options. A recipient does not recognize any taxable income at the time he or she is granted a nonqualified stock option. Upon exercise, the option holder recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the option holder. Upon a disposition of such shares by the option holder, any difference between the sale price and the option holder’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

The foregoing is only a summary of the effect of federal income taxation upon us and option holders with respect to the grant and exercise of options under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the death of an option holder or the provisions of the income tax laws of any state, municipality or foreign country in which any option holder may reside.

Plan Benefits

The following table summarizes the number of shares issuable upon the exercise of the stock options we have granted to certain of our officers and employees under the Plan, as of March 31, 2004.

New Plan Benefits

Sunterra Corporation 2002 Stock Option Plan

Name and Position	Number of Options
Nicholas J. Benson—President and Chief Executive Officer	512,812
Steven E. West—Chief Financial Officer	190,000
Andrew Gennuso—Senior Vice President and Chief Executive Officer—Sunterra USA Division	180,000
David R. Harris—Managing Director, Sunterra Europe (Group Holdings) plc	100,000
Geoff Bruce—Finance Director-Sunterra Europe	80,000
Frederick C. Bauman—Vice President, General Counsel and Secretary	70,000
Paula Woodgate—former Chief Executive Officer—Sunterra Europe	—
Executive Group	1,132,812
Non-Executive Director Group	85,000
Non-Executive Officer Employee Group	602,500

The compensation committee has discretion to determine the individuals to be awarded options under the Plan and the terms and conditions of such awards. Except for the options indicated in the foregoing table, as of the date of this proxy statement there has been no determination by the compensation committee with respect to awards under the Plan. Accordingly, we cannot now determine the exact number of options to be granted under the Plan in the future to the executive officers named under “Management Executive Compensation Summary Compensation Table,” all current executive officers as a group, all current directors who are not executive officers as a group, or all employees, including current officers who are not executive officers, as a group.

Stockholder Approval

To be approved, the proposal to amend the Sunterra Corporation 2002 Stock Option Plan must receive the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter. Abstentions will have the effect of negative votes on this matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE SUNTERRA CORPORATION 2002 STOCK OPTION PLAN.

BENEFICIAL OWNERSHIP OF SUNTERRA COMMON STOCK

As of March 31, 2004, 18,494,890 shares of our common stock were outstanding. The following tables set forth information known to us with respect to the beneficial ownership of our common stock as of March 31, 2004 for

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our current directors;

•	each of our current executive officers named under “Management—Executive Compensation—Summary Compensation Table, and

•	all of our current directors and executive officers as a group.

The information below is based on public filings made by various stockholders. These filings contain information as of particular dates and may not reflect current holdings of our common stock. To our knowledge, other than as described below, the named person or group of persons has sole voting and investment power with respect to these securities. Except as otherwise indicated, the address of each person named in the following table is c/o Sunterra Corporation, 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032.

Beneficial Owners of More than 5% of Our Common Stock

	Beneficial Ownership(1)
Name and Address of Beneficial Owners	Shares		Percentage

Merrill Lynch Mortgage Capital Inc. 101 Hudson St. Jersey City, New Jersey 07302	1,237,023	(2)	6.69

Jeffrey L. Feinberg c/o JLF Asset Management LLC 2775 Via de la Valle, Suite 204 Del Mar, CA 92014	1,112,700	(3)	6.02

General Motors Investment Management Corporation 767 Fifth Avenue New York, New York 10153	1,052,440	(4)	5.69

DDJ Capital Management, Inc. 141 Linden Street, Suite 4 Wellesley, Massachusetts 02482-7910	932,095	(5)	5.04

Security Ownership of Directors and Executive Officers

Frederick Simon c/o Wexford Capital LLC 411 West Putnam Avenue Greenwich, Connecticut 06830	154,692	(6)	*

Bradford T. Whitmore c/o Grace Brothers Ltd. 1560 Sherman Avenue, Suite 900 Evanston, Illinois 60201	320,655	(7)	1.73

David Gubbay c/o Sports Capital Partners 527 Madison Ave., 10th Floor New York, New York 10022-4371	17,500	(8)	*

Charles F. Willes c/o ISCO International, Inc. 32 Inverway Road Inverness, Illinois 60067	17,500	(9)	*

Olof S. Nelson	—		*

James H. Dickerson, Jr.	—		*

James A. Weissenborn	—		*

Nicholas J. Benson	314,824	(10)	1.70

Steven E. West	80,359	(11)	*

Andrew Gennuso	75,857	(12)	*

Geoff Bruce	36,448	(13)	*

	Beneficial Ownership(1)
Name and Address of Beneficial Owners	Shares		Percentage

Frederick C. Bauman	31,150	(14)	*

Paula Woodgate	—		*

All of our directors and executive officers as a group (13 persons)	1,049,485		5.67

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Consists of 1,190,148 shares of common stock issuable upon the exercise of currently exercisable stock purchase warrants and 46,875 shares of common stock issuable upon exercise of the conversion feature of our 3 3/4% Senior Subordinated Convertible Notes.

(3)	Based on information reported in the Schedule 13G filed by Jeffrey L. Feinberg with the SEC on February 13, 2004 and company information.

(4)	Based on information reported in the Schedule 13G filed by General Motors Investment Management Corporation with the SEC on February 11, 2004 and company information.

(5)	Based on information reported in the Schedule 13G filed by DDJ Capital Management, Inc. with the SEC on February 11, 2004 and company information. Includes 125,000 shares issuable upon conversion of our 3 3/4 Senior Subordinated Convertible Notes.

(6)	Based on information reported in the Form 4 filed by Mr. Joseph Jacobs with the SEC on January 8, 2004, and company information. Represents options currently exercisable to purchase 17,500 shares at an exercise price of $15.25 per share held by Mr. Simon, as well as 50,449 shares of common stock held by W-K Investors LLC and 86,743 shares of common stock issuable upon the exercise of currently exercise held by W-K Investors LLC. Mr. Simon is a principal of Wexford Capital, the managing member of W-K Investors LLC. Under the rules and regulations of the SEC, Mr. Simon may be deemed to be a beneficial owner of the shares of common stock and equivalents held by W-K Investors LLC. Mr. Simon disclaims beneficial ownership of the shares of common stock and equivalents held by W-K Investors LLC.

(7)	Based on information reported in the Form 4 filed by Grace Brothers Ltd. with the SEC on October 17, 2003, and company information. Includes 303,155 shares of common stock held by Grace Brothers, Ltd. and options currently exercisable to purchase 17,500 shares at an exercise price of $15.25 per share, held by Mr. Whitmore. Mr. Whitmore is the Managing Partner of Grace Brothers. Under the rules and regulations of the SEC. Mr. Whitmore may be deemed a beneficial owner of the shares of common stock held by Grace Brothers. Mr. Whitmore disclaims beneficial ownership of the shares held by Grace Brothers.

(8)	Consists of options currently exercisable to purchase 17,500 shares at an exercise price of $15.25.

(9)	Consists of options currently exercisable to purchase 17,500 shares at an exercise price of $15.25.

(10)	Consists of 5,000 shares and options currently exercisable or exercisable within 60 days to purchase 309,824 shares at an exercise price of $15.25.

(11)	Consists of 10,000 shares and options currently exercisable or exercisable within 60 days to purchase 70,359 shares at an exercise price of $15.25.

(12)	Consists of options currently exercisable or exercisable within 60 days to purchase 75,857 shares at an exercise price of $15.25.

(13)	Consists of options currently exercisable or exercisable within 60 days to purchase 36,448 shares at an exercise price of $15.25 per share.
(14)	Includes 500 shares held by a trust for the benefit of the children of Frederick C. Bauman. Mr. Bauman disclaims beneficial ownership of these shares. Also includes options currently exercisable or exercisable within 60 days to purchase 31,150 shares at an exercise price of $15.25.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Stockholders may present proper proposals, including nominations for director, for inclusion in our proxy statement and for consideration at our 2005 annual meeting of stockholders by submitting their proposals to us in a timely manner. Any stockholder who intends to present a proposal, including a director nomination proposal, for consideration at our 2005 annual meeting and intends to have that proposal included in our proxy statement and related materials for the 2005 annual meeting must deliver a written copy of the proposal to our principal executive offices no later than the deadline, and in accordance with the notice and other procedures, determined in accordance with the applicable requirements of SEC Rule 14a-8 and the advance notice requirements contained in our bylaws.

In order to be included in our proxy statement for our 2005 annual meeting, stockholder proposals must be received by us no later than January 14, 2005, and must otherwise comply with the requirements of SEC Rule 14a-8 and the other applicable rules of the SEC.

If a stockholder does not comply with the foregoing Rule 14a-8 procedures, the stockholder may use the procedures set forth in our bylaws, although we would in this case not be required to include the nomination proposal as a proposal in our proxy statement and proxy card mailed to stockholders. For stockholder proposals, including stockholder nominations for director, to be properly brought before an annual meeting by a stockholder pursuant to our bylaws, the stockholder must have given timely notice in writing to our corporate secretary. To be timely, a stockholder’s notice must be delivered to the corporate secretary at our principal executive offices not later than 90 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or if a special meeting of stockholders is convened for the purpose of electing one or more directors, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to such annual or special meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If the number of directors is increased and there is a public announcement of the increase or a public announcement naming all of the nominees for director at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be considered timely if delivered within the time period described above. If the public announcement is made later, a stockholder’s notice will be considered timely, but only with respect to the nominees for any new positions created by the increase, if it is delivered not later than the close of business on the 10th day following the day on which such public announcement is first made.

The stockholder’s notice referred to above must set forth:

•	as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of our stock that are owned beneficially by such stockholder and such beneficial owner and (iii) any material interest of such stockholder and such beneficial owner in such proposal; and

•	with respect to stockholder nominations for director, as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of our stock that are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and whether such person intends to seek reimbursement from us of the expenses of any solicitation of proxies should such person be elected as a director.

Under our bylaws, a “public announcement” means for this purpose disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act. A stockholder must also comply with all applicable requirements of the Securities Exchange Act and SEC regulations.

All notice of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to us at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, Attention: Corporate Secretary.

By Order of the Board of Directors

Frederick C. Bauman
Vice President,
General Counsel and Secretary

North Las Vegas, Nevada

May 14, 2004

APPENDIX A

CHARTER

OF THE

AUDIT AND COMPLIANCE COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

SUNTERRA CORPORATION

Charter

The Audit and Compliance Committee (the “Committee”) of the Board of Directors (the “Board”) of Sunterra Corporation (the “Corporation”) will have the oversight responsibility, authority and duties described in this Charter.

Purpose

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with various legal and regulatory requirements pertaining to preparation and reporting of financial information, (3) the selection and retention of independent accountants, including, without limitation, a determination of qualifications and independence, (4) the evaluation of the performance of the Corporation’s internal audit function and independent accountants and any action to be taken in connection therewith; (5) the annual and quarterly financial information to be provided to shareholders and the Securities and Exchange Commission (the “SEC”); and (6) various communications with (the “SEC”) and other public communications pertaining to financial information. In addition, the Committee provides a point of contact for communication between the independent accountants, financial management and the Board. The Committee’s responsibility is principally one of oversight, recognizing that the Corporation’s management is responsible for preparing the Corporation’s financial statements and that the independent accountants are responsible for auditing those financial statements. The independent accountants are ultimately accountable to the Committee and the Board for such accountants’ audit of the financial statements of the Corporation.

Composition

The Committee shall be appointed annually by the Board and shall be comprised of at least three (3) directors, each of whom shall meet the independence and financial literacy requirements of the National Association of Securities Dealers (the “NASD”), the SEC and applicable law. In addition, at least one (1) member of the Committee will possess accounting or financial management expertise as defined by the NASD, the SEC and applicable law. The Board shall designate one member as Chair of the Committee.

Meetings

The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee as may be required to perform the functions described under “Duties and Powers” below, but not less than quarterly. In addition to such meetings of the Committee, the Committee shall meet at least annually with the Chief Financial Officer of the Corporation and the independent accountants to discuss any matters that the Committee or any of these persons or firms believe should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the independent accountants or corporate officers.

Duties and Powers

The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth with the understanding that the Committee will regularly review and evaluate the efficacy of the prescribed duties and powers may from time to time modify or supplement them as appropriate.

A.	Independent Accountants

1.	Appoint, determine funding for and oversee the Corporation’s independent accountants. Review the performance and audit fee arrangements of the independent accountants.

2.	Review and provide prior approval of the engagement of the Corporation’s independent accountants to perform non-audit services. The Chair of the Committee may represent the entire Committee for purposes of this review and approval.

3.	Ensure that the independent accountants prepare and deliver at least annually a formal written statement delineating all relationships between the independent accountants and the Corporation addressing at least the matters set forth in Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as amended.

4.	Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants’ report to satisfy itself of the independent accountants’ independence.

5.	Obtain and review at least annually a report by the independent accountants describing: (a) the accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the accounting firm and (c) any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one (1) or more independent audits carried out by the accounting firm and any steps taken to deal with any such issues.

6.	Obtain from the independent accountant’s assurance that their audit of the Corporation’s financial statements was conducted in accordance with auditing standards generally accepted in the United States.

7.	Pursuant to Section 10A of the Securities Exchange Act of 1934, as amended, obtain from the independent accountants a report describing (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; (c) other material written communications between the independent accountants and the management of the Corporation, such as any management letter or schedule of unadjusted differences; and (d) any illegal acts that have been detected or have otherwise come to the attention of the independent accountants in the course of their audit.

8.	Establish and monitor enforcement of hiring policies for employees and former employees of the independent accountants.

B.	Financial Statement and Reports

1.	Receive and review an analysis of significant financial reporting issues and practices prepared by management and the independent accountants on a timely basis.

2.	Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, published by the American Institute of Certified Public Accountants, Inc.

3.	Meet with management and/or the independent accountants to:

•	review the annual audit plans of the independent accountants;

•	discuss the annual consolidated financial statements;

•	discuss any significant matters arising from any audit or report or communication relating to the consolidated financial statements;

•	understand the significant judgments made and alternatives considered in the Corporation’s financial reporting, including the appropriateness of the alternatives ultimately chosen;

•	discuss significant proposed or contemplated changes to the Corporation’s accounting principles, policies, controls, procedures, practices and auditing plans;

•	inquire about significant risks and exposures, if any, and the steps taken to assess, monitor and manage such risks; and

•	review with the independent accountants any material audit problems or difficulties and responses by management.

4.	Review the Corporation’s quarterly consolidated financial statements with management and the independent accountants prior to the filing of the Corporation’s Quarterly Reports on Form 10-Q, and review with the independent accountants any items identified by them for discussion with the Committee. The Chair of the Committee may represent the entire Committee for purposes of this review.

5.	Review and discuss with management and the independent accountants Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Chair of the Committee may represent the entire Committee for purposes of this review.

6.	Review and discuss with management the financial information in the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Chair of the Committee may represent the entire Committee for purposes of this review.

C.	Reporting and Recommendations

1.	Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for filing with the SEC.

2.	Prepare any report, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

3.	Maintain minutes or other records of meetings and activities of the Committee.

4.	Report the Committee’s activities to the Board on a regular basis and make such recommendations with respect to the above as the Committee or the Board may deem necessary or appropriate.

D.	Other Responsibilities

1.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors and determine funding for such advisors.

2.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters.

3.	Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

4.	Review and provide prior approval of all transactions or arrangements between the Corporation and any of its directors, officers, principal shareholders or any of their respective affiliates, associates or related parties.

5.	Take such other actions as the Committee or the Board Directors may deem necessary or appropriate.

6.	Review the Committee’s performance of the foregoing duties on at least an annual basis.

Resources and Authority

The Corporation shall provide the Committee with the resources and authority appropriate to discharge, in a reasonable and measured approach, its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

Annual Review

The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Such review shall take into consideration changes in laws, regulations and rules of Stock exchanges activities, of the Corporation since the last review, any recommendations of management or independent auditors, financial results since the last review and other pertinent issues. Any proposed changes, where indicated, shall be referred to the Board for review, comment and approval

Operating Procedures

Formal actions to be taken by the Committee shall be by unanimous written consent or by a majority of the persons present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least fifty percent (50%) of the members of the Committee. The Secretary or Assistant Secretary of the Corporation, or such other person designated by the Committee, shall take minutes of each meeting which shall be approved by the Committee.

Effective: April 27, 2004

APPENDIX B

CHARTER

OF THE

COMPENSATION COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

SUNTERRA CORPORATION

Purposes

The primary purposes of the Compensation Committee (the “Committee”) of the Board of Directors of Sunterra Corporation (the “Company”) are to:

•	review and approve the compensation of the Company’s Chief Executive Officer and other executive officers;

•	review the performance of the Company’s Chief Executive Officer and other executive officers; and

•	make recommendations to the Board of Directors with respect to compensation, incentive compensation plans and equity-based plans applicable to the Company’s executive officers and employees.

The Committee also has the purpose of preparing the compensation committee report that the rules of the Securities and Exchange Commission (the “SEC”) require the Company to include in its annual proxy statement.

Organization

Number of Members

The Committee must consist of at least two directors. The Board of Directors may designate a Committee member as the chairperson of the Committee. If the Board of Directors does not do so, the Committee members will appoint a Committee member as chairperson by a majority vote of the Committee members.

Independence

All Committee members must have been determined by the Board of Directors to be independent, as defined and to the extent required in the applicable SEC rules and listing standards of the Nasdaq Stock Market, Inc., as they may be amended from time to time (the “listing standards”), for purposes of compensation committee membership. In addition, all Committee members must qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Appointment

Subject to any requirements of the listing standards, the Board of Directors may appoint and remove Committee members in accordance with the Company’s Bylaws. Committee members will serve for such terms as the Board of Directors may fix, and in any case at the will of the Board of Directors, whether or not a specific term is fixed.

Functions

Compensation Goals

The Committee will review and approve at least annually corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers. For purposes of this charter, “executive officers” means the individuals classified by the Company as executive officers for purposes of the SEC’s rules under Section 16 of the Securities Exchange Act of 1934.

Determination of Executive Officer Compensation

The Committee will:

•	evaluate at least annually the performance of the Company’s executive officers in light of the Company’s corporate goals and objectives;

•	at least annually, either as a committee or together with the Company’s other independent directors, as directed by the Board of Directors, determine and approve the compensation of the Company’s executive officers, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation applicable to the Company’s executive officers, in light of the Company’s corporate goals and objectives and performance evaluations;

•	review, as the Committee considers appropriate in setting executive officer compensation, the Company’s performance and relative stockholder return, compensation at comparable companies, compensation paid to the Company’s executive officers in prior years and other relevant factors; and

•	review and approve all executive officers’ employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites and payments.

Non-Employee Director Compensation

The Committee will recommend to the Board of Directors compensation programs for non-employee directors, committee chairpersons and committee members, consistent with any applicable requirements of the listing standards for independent directors.

Equity Plan Awards

The Committee will grant stock options, restricted stock and other discretionary awards under the Company’s stock option and other equity incentive plans, and otherwise exercise the authority of the Board of Directors with respect to the administration of the Company’s stock-based and other incentive compensation plans. The Committee may delegate to one or more officers designated by the Committee the authority to make grants of options and restricted stock to eligible individuals other than directors and executive officers. Any officer to whom such authority is delegated will regularly report to the Committee the grants so made.

Evaluate and Approve Stock and Incentive Plans

The Committee will periodically review and make recommendations to the Board of Directors concerning the Company’s stock and incentive compensation plans. The Committee will approve all equity arrangements and plans, and amendments to these arrangements or plans, that may be exempt from the general requirement of the listing standards to obtain stockholder approval of equity arrangements, plans and amendments, or for which approval by the Committee is otherwise appropriate or required under applicable laws or listing standards.

Compensation Committee Report in Proxy Statement

The Committee will timely prepare and approve a committee report on executive compensation for inclusion in the Company’s proxy statement for each annual meeting of stockholders, as required by the SEC, including a discussion of the Committee’s compensation policies applicable to executive officers and other information required under SEC rules.

Other Functions

The Committee may perform any other activities consistent with this charter, the Company’s corporate governance documents and applicable listing standards, laws and regulations as the Committee or the Board of Directors considers appropriate.

Meetings, Reports and Resources

Meetings

The Committee will meet as often as it determines is necessary, but not less than annually. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee may meet in separate executive sessions with other directors, the Company’s Chief Executive Officer and other Company employees, agents or representatives invited by the Committee. In addition, the Committee may meet with any other persons, as it deems necessary. In any meeting or deliberations of the Committee to determine the compensation of the Company’s Chief Executive Officer, the Chief Executive Officer must not be present. In any meeting or deliberations of the Committee to determine the compensation of the Company’s other executive officers, the Committee may elect to invite the Chief Executive Officer to be present but not vote.

Procedures

The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the Company’s Bylaws, the listing standards or SEC rules. The chairperson or a majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members constitutes a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee, unless in either case a greater number is required by this charter, the Company’s Bylaws or the listing standards. The Committee will keep written minutes of its meetings and deliver copies of the minutes to the Company’s corporate secretary for inclusion in the corporate records.

Reports

The Committee will provide to the Board of Directors at an appropriate time, before the preparation of the Company’s proxy statement for its annual meeting, the report of the compensation committee required to be included in the proxy statement. The Committee will further report to the Board of Directors on the major items covered by the Committee at each Committee meeting, and provide additional reports to the Board of Directors as the Committee may determine to be appropriate.

Committee Access and Information

The Committee is at all times authorized to have direct, independent and confidential access to the Company’s other directors, management and personnel to carry out the Committee’s purposes. The Committee is authorized to obtain at the Company’s expense compensation surveys, reports on the design and implementation of compensation programs for the Company’s directors, officers and employees, and other data and documentation as the Committee considers appropriate.

Committee Advisers and Funding

The Committee will have sole authority to retain at the Company’s expense and terminate any compensation consulting firm, independent counsel or other advisers to the Committee and to approve the related fees and other retention terms. The Company will provide for appropriate funding, as determined by the Committee, for payment of:

•	compensation to any advisers engaged by the Committee; and

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

No Assumption of Additional Duties; Reliance on Others

The members of the Committee, through their service on the Committee, will not be deemed to have assumed any fiduciary duties greater than those applicable to the other members of the Board of Directors. Nothing in this charter is intended to preclude or impair the protection provided in Section 2-405.1(b) of the Maryland General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

Effective: April 27, 2004

APPENDIX C

CHARTER

OF THE

GOVERNANCE AND NOMINATING COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

SUNTERRA CORPORATION

Purposes

The primary purposes of the Governance and Nominating Committee (the “Committee”) of the Board of Directors of Sunterra Corporation (the “Company”) are to:

•	select the individuals qualified to serve on the Company’s Board of Directors for election by the Company’s stockholders at each annual meeting of stockholders and to fill vacancies on the Board of Directors; and

•	develop, assess and recommend to the Board of Directors corporate governance policies for the Company.

Organization

Number of Members

The Committee must consist of at least two directors. The Board of Directors may designate a Committee member as the chairperson of the Committee. If the Board of Directors does not do so, the Committee members will appoint a Committee member as chairperson by a majority vote of the Committee members.

Independence

All Committee members must have been determined by the Board of Directors to be independent, as defined and to the extent required in the applicable SEC rules and listing standards of the Nasdaq Stock Market, Inc., as they may be amended from time to time (the “listing standards”), for purposes of nominating and corporate governance committee membership.

Appointment

Subject to any requirements of the listing standards, the Board of Directors may appoint and remove Committee members in accordance with the Company’s Bylaws. Committee members will serve for such terms as the Board of Directors may fix, and in any case at the will of the Board of Directors, whether or not a specific term is fixed.

Functions

Qualifications of Directors

The Committee will periodically assess, develop and communicate with the Board of Directors concerning the appropriate criteria for nominating and appointing directors, including:

•	the Board’s size and composition;

•	corporate governance policies;

•	applicable listing standards and laws;

•	individual director performance, expertise, experience and willingness to serve;

•	the number of other public and private company boards on which a director candidate serves;

•	consideration of director nominees timely proposed by stockholders in accordance with the Company’s Bylaws; and

•	other appropriate factors.

Director Nominees and Vacancies

The Committee will nominate individuals for election as directors at each annual meeting of the Company’s stockholders and appoint individuals to fill vacancies on the Board of Directors, subject to legal rights, if any, of third parties to nominate or appoint directors.

Committee Appointments

If and when requested periodically by the Board of Directors, the Committee will identify and recommend to the Board the appointees to be selected for service on the committees of the Board of Directors.

Governance Policies

The Committee will develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies.

Code of Ethics

The Committee will conduct any activities relating to the Company’s Code of Ethics as may be delegated from time to time to the Committee by the Board of Directors.

Other Functions

The Committee may perform any other activities consistent with this charter, the Company’s corporate governance documents and applicable listing standards, laws and regulations as the Committee or the Board of Directors considers appropriate.

Meetings, Reports and Resources

Meetings

The Committee will meet as often as it determines is necessary, but not less than annually. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee may meet in separate executive sessions with other directors, the Company’s Chief Executive Officer and other Company employees, agents or representatives invited by the Committee. In addition, the Committee may meet with any other persons, as it deems necessary.

Procedures

The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the Company’s Bylaws, the listing standards or SEC rules. The chairperson or a majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members constitutes a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee, unless in either case a greater number is required by this charter, the Company’s Bylaws or the listing standards. The Committee will keep written minutes of its meetings and deliver copies of the minutes to the Company’s corporate secretary for inclusion in the corporate records.

Reports

The Committee will report its director nominees for the annual meeting of the Company’s stockholders to the Board of Directors at an appropriate time prior to preparation of the Company’s proxy statement for its annual meeting. The Committee will also report to the Board of Directors on the major items covered by the Committee at each Committee meeting, and provide additional reports to the Board of Directors as the Committee may determine to be appropriate.

Committee Access and Information

The Committee is at all times authorized to have direct, independent and confidential access to the Company’s other directors, management and personnel to carry out the Committee’s purposes.

Committee Advisers and Funding

The Committee will have sole authority to retain at the Company’s expense and terminate any search firm used to identify director candidates, independent counsel or other advisers to the Committee and to approve the related fees and other retention terms. The Company will provide for appropriate funding, as determined by the Committee, for payment of:

•	compensation to any advisers engaged by the Committee; and

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

No Assumption of Additional Duties; Reliance on Others

The members of the Committee, through their service on the Committee, will not be deemed to have assumed any fiduciary duties greater than those applicable to the other members of the Board of Directors. Nothing in this charter is intended to preclude or impair the protection provided in Section 2-405.1(b) of the Maryland General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

Effective: April 27, 2004

SUNTERRA CORPORATION

Code of Ethics

To the best of my knowledge and ability, in connection with my duties for or on behalf of Sunterra:

1.	I will act ethically and with honesty and integrity, including in the handling of actual or apparent conflicts of interest in personal and professional relationships.

2.	If any material transaction or relationship of Sunterra may reasonably give rise to a conflict of interest between my personal or professional interests, I will disclose the potential conflict of interest to one or more of the following individuals who are not involved in the matter, as appropriate: my manager, the Director of Internal Audit, any member of the Audit Committee of the Sunterra Board of Directors or any other member of the Sunterra Board of Directors. I will also seek to avoid any such conflicts of interest.

3.	I will provide other officials and constituents of Sunterra information that is full, fair, accurate, complete, objective, timely and understandable.

4.	I will strive to provide full, fair, accurate, timely and understandable disclosure in the reports and documents required to be filed by Sunterra with the Securities and Exchange Commission and in other public communications by Sunterra.

5.	I will comply with applicable rules and regulations of federal, state and local governments and other governmental regulatory agencies.

6.	I will act in good faith, responsibly, objectively, with due care, competence and diligence, without misrepresenting or omitting material facts or allowing my independent judgment to be subordinated or compromised.

7.	I will respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work will not be used for personal advantage.

8.	I will proactively promote ethical behavior as a responsible partner among peers in my work environment.

D-1

9.	I will achieve responsible use of all assets and resources of Sunterra employed or entrusted to me.

10.	I will report promptly to such individuals as are designated in section 2 above any violations of this Code of Ethics of which I become aware.

11.	I will be accountable for adherence to this Code of Ethics, and will be subject to disciplinary action for its violation, including termination of employment, if warranted.

Implementation of the Code

Reports of possible violations of this Code may be submitted confidentially and anonymously in writing to any of the individuals set forth in section 2 above and will be promptly investigated by Sunterra.

Retaliation in any form against any Sunterra personnel who report in good faith a possible violation of this Code, or who assist in the investigation of a possible violation of this Code, is itself a violation of this Code and will be disciplined appropriately.

Any waiver of this Code for executive officers or directors may be made only by Sunterra’s Board of Directors and will be promptly disclosed to the public in accordance with the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc.

D-2

APPENDIX E

SUNTERRA CORPORATION

2002 STOCK OPTION PLAN

(as proposed to be amended and restated)

Section 1.    PURPOSE.

The Sunterra Corporation 2002 Stock Option Plan (the “Plan”) is intended as an incentive to improve the performance, encourage the continued employment and increase the proprietary interest of certain directors, officers, advisors, employees and independent consultants of the Company participating in the Plan. The Plan is designed to grant such directors, officers, advisors, employees and independent consultants the opportunity to share in the Company’s long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of Stock of the Company. It is intended that certain options granted under this Plan may qualify as “incentive stock options” under Section 422 of the Code.

Section 2.    DEFINITIONS.

(a)    “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)    “Board” means the Board of Directors of the Company.

(c)    “Cause” means, in the absence of an employment, consulting or other agreement otherwise defining Cause and applicable to a particular Participant, (i) incompetence, fraud, personal dishonesty, embezzlement or acts of gross negligence or gross misconduct on the part of Participant in the course of his or her employment or services, (ii) a Participant’s engagement in conduct that is materially injurious to the Company or an Affiliate, (iii) a Participant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the Company’s or an Affiliate’s reputation or business; or (iv) willful failure by a Participant to follow the lawful directions of a superior officer or the Board.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Committee” means the Board or such committee of at least two persons as the Board may appoint to administer the Plan; provided, however, for so long as the Company is subject to Section 16(b) of the Exchange Act, each member of the Committee shall, unless otherwise determined by the Board, be a “nonemployee director” within the meaning of the rules promulgated under Section 16(b) and an “outside director” within the meaning of Section 162(m) of the Code.

(f)    “Company” means Sunterra Corporation, a Maryland corporation.

(g)    “Consultant” means any person, including any advisor, engaged by the Company or an Affiliate to render consulting, advisory or other services and who is compensated for such services. The term Consultant shall not include any Director or any Employee.

(h)    “Director” means any director of either the Board or the board of directors of an Affiliate who is not an Employee.

(i)    “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(j)    “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is (a) two years after the date the Participant was granted the Incentive Stock Option or (b) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

(k)    “Effective Date” means the later of the date upon which (i) the Board approves the Plan and (ii) the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code, which is confirmed by the U.S. Bankruptcy Court for the District of Maryland (Baltimore Division), becomes effective in accordance with its terms.

(l)    “Eligible Persons” means any (i) Employee, (ii) Director or (iii) Consultant.

(m)    “Employee” means any person employed by the Company or an Affiliate.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)    “Fair Market Value” means as of any date (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date for which such a sale was reported, or (ii) if the Stock is not listed on any national securities exchange but is quoted in the NASDAQ National Market or the NASDAQ Small Cap Market of the National Association of Securities Dealers, Inc. on a last sale basis, the mean between the highest and lowest sale prices reported for the date prior to such date, or if there is no such sale on that date, then for the last preceding date for which such a sale was reported. If, the Stock is not quoted in the NASDAQ National Market or the NASDAQ Small Cap Market or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board or the Committee in good faith to be the fair market value per share of Stock.

(p)    “Form S-8” means a Form S-8 Registration Statement filed under the Securities Act.

(q)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r)    “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s)    “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(t)    “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(u)    “Participant” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v)    “Securities Act” means the Securities Act of 1933, as amended.

(w)    “Stock” means the common stock of the Company, par value $0.01 per share.

(x)    “Ten Percent Stockholder” means an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof.

Section 3.    ADMINISTRATION

(a)    General. The Plan shall be administered by the Committee.

(b)    Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion:

(i)    To determine from time to time which of the Eligible Persons shall be granted Options, when and how each Option shall be granted, what type or combination of types of Options shall be granted, the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Option; and the number of shares of Stock with respect to which an Option shall be granted to each such person;

(ii)    To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration;

(iii)    To amend the Plan or an Option as provided in Section 13 hereof; and

(iv)    To exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)    Committee Determinations. All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 4.    STOCK SUBJECT TO THE PLAN.

(a)    Share Reserve. Subject to Section 7 hereof relating to adjustments, and Section 4(d) hereof, the total number of shares of Stock which may be granted pursuant to Options hereunder shall not exceed, in the aggregate, 3,000,000 shares of Stock.

(b)    Source. The stock to be optioned under the Plan shall be shares of authorized but unissued Stock or previously issued shares of Stock reacquired by the Company on the open market or by private purchase

(c)    Reversion of Shares. If any Option shall for any reason expire, be forfeited or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If shares of Stock under the Plan are reacquired by the Company pursuant to any forfeiture provision, exercise of repurchase right or withholding requirement, such shares shall again be available for issuance under the Plan.

(d)    Acquisitions. In connection with an acquisition by the Company or any Affiliate of another corporation or other business entity, any outstanding grants, awards or sales of options or other similar rights pertaining to such other corporation or other business entity may be assumed or replaced by Options under the Plan upon such terms and conditions as the Board determines. The date of any such grant or award shall relate back to the date of the initial grant or award being assumed or replaced, and, subject to Board approval, service with the acquired corporation or business shall constitute service with the Company and its Affiliates for purposes of such grant or award. Any Shares underlying any grant or award or sale pursuant to any such acquisition shall be disregarded for purposes of applying, and shall not reduce the number of Shares available under Section 4(a) above.

(e)    162(m) Limitation. Subject to the provisions of Section 7 relating to adjustments upon changes in the shares of Stock, no Employee shall be eligible to be granted Options covering more than 750,000 shares of Stock during any calendar year. Notwithstanding the foregoing, this Section 4(e) shall not apply until such date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

Section 5.    ELIGIBILITY.

(a)    General. Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. Except in the case of Incentive Stock Options, Options may be granted to Employees, Directors and Consultants.

(b)    Incentive Stock Option Limitation. Incentive Stock Options may be granted only to Employees.

(c)    Consultant Limitation. A Consultant shall not be eligible for the grant of an Option if, at the time of grant, a Form S-8 is not available to register either the offer or the sale of the Company’s securities to such

Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (A) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

Section 6.    OPTIONS.

(a)    General. Options granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical, and each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(i)    Term. The term upon which an Option shall remain exercisable shall be determined by the Committee and shall be set forth in an applicable Option Agreement; provided, that subject to Section 6(b) hereof in the case of Incentive Stock Options, no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted. Notwithstanding the foregoing, in the event a Participant’s employment or service with the Company or an Affiliate is terminated, unless otherwise provided in the applicable Option Agreement, the term of the Option shall expire on:

(A)    the three-month anniversary of the date of any termination other than by reason of death, Disability or Cause;

(B)    the one-year anniversary of the date of any termination by reason of death or Disability; or

(C)    the date of any termination by the Company for Cause.

(ii)    Exercise Price. Subject to Section 6(b) hereof in the case of Incentive Stock Options, the exercise price per share of Stock for each Option shall be set by the Committee at the time of grant.

(iii)    Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options (i) in immediately available funds in United States dollars, by certified or bank cashier’s check, (ii) by surrender to the Company of shares of Stock that have either (a) been held by the holder of such Stock for at least six-months, or (b) were acquired from a person other than the Company, (iii) by a combination of (i) and (ii), (iv) in consideration received by the Company under a formal cashless exercise program maintained with an outside broker adopted by the Committee in connection with the Plan, or (v) by any other means approved by the Committee.

(iv)    Vesting. An Option shall vest and become exercisable in such manner and on such date or dates set forth in the Option Agreement, as may be determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. However, the immediately prior sentence is not intended to provide for any automatic acceleration of vesting of any Option, which shall be left to the sole discretion of the Committee. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Affiliates and all vesting shall cease upon a Participant’s termination of employment or services for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(v)    Transferability of Options. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the

Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option. Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement.

(vi)    Early Exercise. The Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased shall be subject to a repurchase right in favor of the Company and to any other restriction the Committee determines to be appropriate.

(b)    Special Provisions Applicable to Incentive Stock Options.

(i)    Exercise Price of Incentive Stock Options. Subject to the provisions of subsection (ii) hereof, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

(ii)    Ten Percent Stockholders. No Incentive Stock Option may be granted to a Ten Percent Stockholder, unless such option (A) has an exercise price of at least 110% of the Fair Market Value on the date of the grant of such option; and (B) cannot be exercised more than five years after the date it is granted.

(iii)    $100,000 Limitation. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iv)    Early Expiration of Options. Unless otherwise provided by the Committee, an Incentive Stock Option shall expire and no longer be exercisable on the earliest of the following dates: (1) the expiration of the term described in Section 6(a)(i) hereof, (2) the date three months after the Participant ceases to be employed by the Company or its Affiliates for reasons other than due to the Participant’s death or Disability, and (3) the date one year after the Participant ceases to be employed by the Company or its Affiliates because of the Participant’s death or Disability.

(v)    Disqualifying Dispositions. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

Section 7.    ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

(a)    Capitalization Adjustments. The aggregate number of shares of Stock which may be granted or purchased pursuant to Options granted hereunder, the number of shares of Stock or other securities covered by each outstanding Option, the maximum number of shares of Stock with respect to which any one person may be granted Options in any calendar year, and the price per share thereof in each such Option shall be equitably adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock, or for other capital adjustments or payments of stock dividends or extraordinary dividends payable in a form other than shares of Stock in an amount that has a material effect on the Fair Market Value of the Stock or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

(b)    Corporate Events. If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a “Corporate Event”), all Options and shares acquired upon the exercise of Options shall be subject to the provisions of the documentation effecting the Corporate Event: Such documentation, may (but shall not be required to) provide, that (i) each Participant shall, at the time of such Corporate Event, be entitled to receive upon the exercise of his

Option the same number and kind of shares of common stock or the same amount of property, cash or other securities as he would have been entitled to receive upon the occurrence of such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Stock covered by his Option, and (ii) if the Company is not the ultimate surviving parent corporation in such Corporate Event, the Company shall require the successor corporation or parent thereof to assume such outstanding Options. Alternatively, such documentation may (but shall not be required to) provide that the Committee, in its discretion and in lieu of requiring any successor entity to assume outstanding Options, may determine whether all outstanding vested and unvested Options shall terminate in connection with such Corporate Event, and that the holders thereof will receive equitable consideration in respect thereof determined on the basis of the securities, cash or other property that would have been received in respect of the Stock subject to such Options, less the applicable purchase price, if any.

(c)    Fractional Shares. Any adjustment made pursuant to this Section 7 may provide for the elimination of any fractional share which might otherwise become subject to an Option.

Section 8.    USE OF PROCEEDS

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

Section 9.    RIGHTS AND PRIVILEGES AS A STOCKHOLDER

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

Section 10.    EMPLOYMENT OR SERVICE RIGHTS

No individual shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate.

Section 11.    COMPLIANCE WITH LAWS

The obligation of the Company to issue Stock upon exercise of Options, or otherwise to make payment of Options in Stock or otherwise, shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock issued upon exercise of Options. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

Section 12.    WITHHOLDING OBLIGATIONS

The issuance of any shares upon the exercise of an option shall be subject to the satisfaction by the Participant of all applicable withholding obligations. In the Committee’s discretion, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Option, provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Stock.

Section 13.    AMENDMENT OF THE PLAN OR OPTIONS

(a)    Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Exchange Act, or any securities exchange listing requirements, except as provided in Section 7 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the stockholders of the Company.

(b)    No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(c)    Amendment of Stock Options. The Committee, at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Section 14.    TERMINATION OR SUSPENSION OF THE PLAN

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 15.    EFFECTIVE DATE OF THE PLAN

The Plan shall be effective as of the Effective Date.

Section 16.    MISCELLANEOUS

(a)    No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including reasonable counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s willful misconduct, gross negligence or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(b)    Payments Following Accidents or Illness. If the Committee shall find that any person who has an outstanding Option granted under the Plan (or shares of Stock acquired upon the exercise of such an Option) is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(c)    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland without reference to the principles of conflicts of laws thereof.

(d)    Foreign Laws. The Committee may grant Options to individual Participants who are subject to the tax laws of nations other than the United States, which may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options by the appropriate foreign governmental entity; provided, however, that no such action may be taken if they would violate the Exchange Act, the Code or any other applicable law.

(e)    Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(f)    Construction. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control. When used herein, the masculine gender includes the feminine gender and the singular may include the plural, unless the context clearly indicates to the contrary.

* * *

As adopted by the Board of Directors of Sunterra Corporation as of July 24, 2002, approved by the stockholders at the 2003 Annual Meeting on June 10, 2003 and as amended by the Board of Directors as of April 27, 2004 and approved by the stockholders at the 2004 Annual Meeting on June 15, 2004.

APPENDIX F

SUNTERRA CORPORATION

ARTICLES OF AMENDMENT

SUNTERRA CORPORATION, a Maryland corporation, having its principal office at c/o National Registered Agents, Inc. of MD, 11 East Chase Street, Baltimore, Maryland 21202 (the “Corporation”) hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The charter of the Corporation as currently in effect, consisting of Articles of Amendment and Restatement filed with the Department on July 29, 2002 (the “Charter”) is hereby further amended by deleting the first sentence of the first paragraph of Article FIFTH of the substitute provisions of the Charter and by substituting in lieu thereof the following new first sentence of the first paragraph of Article FIFTH:

FIFTH: The total authorized capital stock of the Corporation is seventy-five million (75,000,000) shares of Common Stock

having a par value of One Cent ($0.01) per share, having an

aggregate par value of Seven Hundred Fifty Thousand Dollars

($750,000).

The remainder of Article FIFTH of the substitute provisions of the Charter (other than the first sentence of the first paragraph of such Article) are unchanged and continue in full force and effect.

SECOND: The foregoing amendment to the Charter of the Corporation was duly approved by a majority of the entire Board of Directors of the Corporation on April 27, 2004 all in accordance with applicable sections of the Maryland General Corporation Law and the Charter and Bylaws of the Corporation, and is effective upon filing with the Department.

THIRD: Immediately prior to the amendment contained in these Articles of Amendment, the Corporation had authority to issue Thirty Million (30,000,000) shares of Common Stock having an aggregate par value of Three Hundred Thousand Dollars ($300,000).

FOURTH: Immediately following the amendment contained in these Articles of Amendment, the Corporation will have authority to issue Seventy-Five Million (75,000,000) shares of Common Stock having an aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000).

FIFTH: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of capital stock of the Corporation are not changed by these Articles of Amendment.

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F-1

IN WITNESS THEREOF, Sunterra Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary, this 11th day of June 2004. Each of the undersigned officers of SUNTERRA CORPORATION acknowledges, under the penalties for perjury, that these Articles of Amendment are the corporate act of the Corporation and that the matters and facts set forth herein are true in all material respects, to the best of his or her knowledge, information and belief.

ATTEST:		SUNTERRA CORPORATION

By:		By:
	Frederick C. Bauman Vice President, General Counsel and Secretary		Nicholas J. Benson President and Chief Executive Officer

F-2

SUNTERRA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SUNTERRA CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS.

I hereby appoint Nicholas J. Benson and Steven E. West, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Sunterra Corporation that I am entitled to vote at the 2004 Annual Meeting of Stockholders of Sunterra Corporation and at any adjournments or postponements thereof as indicated below. Such persons are authorized to vote in their discretion on (i) the election of any person as a director if a director nominee named below is unable to serve or for good cause will not serve, (ii) matters which were not timely submitted pursuant to Article I of the Amended and Restated Bylaws of Sunterra Corporation and (iii) matters incident to the conduct of the meeting.

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW.

Change of Address:

(If you have written in the above space please mark the corresponding box on the reverse side of this card)

The Board of Directors recommends a vote “For” each of the four proposals.

1.    Election of six directors to serve until the next annual meeting of the stockholders of Sunterra Corporation and until their successors are elected and qualified.

☐ FOR all nominees listed (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees

Nicholas J. Benson Olof S. Nelson James A. Weissenborn	David Gubbay James H. Dickerson, Jr. Charles F. Willes

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.    Ratification of the appointment of Grant Thornton LLP to serve as the independent public accountants of Sunterra Corporation for the fiscal year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.    Amendment of the Company’s charter to increase the number of authorized shares of common stock from 30,000,000 to 75,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.    Amendment of the Sunterra Corporation 2002 Stock Option Plan to increase the number of shares reserved for issuance under the plan from 2,012,821 to 3,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

☐	I plan to attend the Annual Meeting

☐	Change of address on reverse side

SIGNATURE OF STOCKHOLDER:                                                          DATE:             , 2003

SIGNATURE OF STOCKHOLDER:                                                          DATE:             , 2003

(sign exactly as name appears on this proxy card)